Listing Report:Supplement No. 284 dated Jul 13, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
We have filed a registration statement on Form S-1 with the SEC in connection with this offering. In addition, we are required to file annual, quarterly and current reports and other information with the SEC. You may read and copy the registration statement and any other documents we have filed at the SEC's Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our SEC filings are also available to the public at the SEC's Internet site at http://www.sec.gov.

The prospectus is part of the registration statement and does not contain all of the information included in the registration statement and the exhibits, schedules and amendments to the registration statement. Some items are omitted in accordance with the rules and regulations of the SEC. For further information with respect to us and the Notes, we refer you to the registration statement and to the exhibits and schedules to the registration statement filed as part of the registration statement. Whenever a reference is made in the prospectus to any of our contracts or other documents, the reference may not be complete and, for a copy of the contract or document, you should refer to the exhibits that are a part of the registration statement.

We "incorporate" into the prospectus information we filed with the SEC in our Annual Report on Form 10-K for the fiscal year ended December 31, 2009. This means that we disclose important information to you by referring to our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which is available on our website, www.prosper.com.

The information incorporated by reference is considered to be part of the prospectus. Information contained in the prospectus automatically updates and supersedes previously filed information.

You may request a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which will be provided to you at no cost, by writing, telephoning or emailing us. Requests should be directed to Customer Support, 111 Sutter St, 22nd Floor, San Francisco, CA 94104; telephone number (415) 593-5400; or emailed to support@prosper.com. In addition, our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 is available on our website, www.prosper.com.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 291287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$429.74

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1998	Debt/Income ratio:	45%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 11	Length of status:	4y 11m
Credit score:	660-679 (Jul-2010)	Total credit lines:	34	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,926	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	johnmm	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CONSOLIDATING BILLS
WANT TO CONSOLIDATE MOST OF MY BILLS WHERE I CAN MAKE 1 PAYMENT INSTEAD OF 6 OR 7 PAYMENTS. I HAVE STRAIGHTENED UP MY CREDIT ALOT AND WOULD LIKE THE HELP FROM SOMEONE WHO IS TRUSTING AND WILLING TO GIVE ME A CHANCE TO GET FINANCIALLY SITUATED. I WOULD APPRECIATE IT IF THERE IS SOMEONE WHO REALLY WANTS TO HELP. THANK YOU
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$301.40

Auction yield range:	16.93% - 20.00%	Estimated loss impact:	20.13%
Lender servicing fee:	1.00%	Estimated return:	-0.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2006	Debt/Income ratio:	24%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	6 / 6	Length of status:	1y 0m
Credit score:	600-619 (Jul-2010)	Total credit lines:	7	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$6,699	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cyteways	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 71% )	600-619 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	7 ( 29% )	600-619 (May-2008) 520-539 (Sep-2007)
Principal balance:	$1,773.06	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
goal-high interest cc free
Purpose of loan:
I had created a prosper loan 2 years ago.? With that money, I had a chance to apply to residency and now I am a resident physician at the Nebraska Medical Center! After successfully?completing one year, I will be an attending in 2 years.? With the interest rates of my cards going to the tune of 31%,?I would like to consolidate all my credit card debt and pay it off.? I have never been deliquent the 2 years I have had my prosper loan, nor on any other payment.?

My financial situation:
I work for Clarkson Family Medicine(UNMC affiliate)?and have a steady job as unfortunately people still get ill.? I will?get a raise this year. Taking call for the hospital and moonlighting will earn me?additional income.?

Monthly net income: $ Take home-2600-3000

Monthly expenses: $
??Housing: $ 450
??Insurance: $ 75
??Car expenses: $ 365
??Utilities: $ 0(Included in rent)
??Phone, cable, internet: $ 0(Included in rent)
??Food, entertainment: $ 300
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,400.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$207.77

Auction yield range:	7.93% - 21.55%	Estimated loss impact:	7.51%
Lender servicing fee:	1.00%	Estimated return:	14.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1991	Debt/Income ratio:	11%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	6y 10m
Credit score:	780-799 (Jul-2010)	Total credit lines:	17	Occupation:	Executive
Now delinquent:	1	Revolving credit balance:	$1,278	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	9
Screen name:	thefisherman	Borrower's state:	Utah	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off High Interest Piano Loan
Purpose of loan:
Pay off a high interest loan on a Yamaha Clavinova piano.It is on a 29% interest loan from CITI.? The debt is outrageous, and to be frank, we should never have done that financing.

My financial situation:
Monthly income: $ 5,700 (just my full-time income)I am the administrator for a medical clinic(7 years now, and my wife is working FT as a paralegal(about 6 years).I make 65k+ a year, and she makes 25k+ a year.I work PT as a paramedic for our local fire department, and my wife also has a PT second job. The d's in my credit were from a bad business deal about 6 years ago.All my loans have auto-pay.

Monthly expenses: $4,365Housing: $1,600Insurance: $260Car expenses: $660Utilities: $300Phone, cable, internet: $150Food, entertainment: $600Clothing, household expenses $150Credit cards and other loans: $245
Other expenses: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465771
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$531.43

Auction yield range:	10.93% - 11.00%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1988	Debt/Income ratio:	28%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	0y 10m
Credit score:	740-759 (Jul-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,239	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	hornet432	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credits cards
This loan will be used to pay off my credit cards. I am a good candidate for this loan because my wife has a steady income; I receive $1900 a month from EDD; and while I am looking for a stable full time job, I have started my own full time business that brings in additional income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 36.67%	Starting monthly payment:	$89.60

Auction yield range:	13.93% - 33.23%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	2%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	0 / 0	Length of status:	14y 11m
Credit score:	640-659 (Jul-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	32
Screen name:	orange-p2p-gyration	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for home improvement
Purpose of loan:
This loan will be used for new carpet.

My financial situation: Good, not many bills. Excellent paying job.
I am a good candidate for this loan because I have a good paying job. Currently working 45+ hours a week.

Monthly net income: $ 3500

Monthly expenses: $ 2700
??Housing: $1218
??Insurance: $350
??Car expenses: $30
??Utilities: $170
??Phone, cable, internet: $200
??Food, entertainment: $500
??Clothing, household expenses $50
??Credit cards and other loans: $180
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$86.66

Auction yield range:	7.93% - 14.00%	Estimated loss impact:	6.81%
Lender servicing fee:	1.00%	Estimated return:	7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2004	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	1y 10m
Credit score:	660-679 (Jul-2010)	Total credit lines:	9	Occupation:	Student - College G...
Now delinquent:	0	Revolving credit balance:	$4,450	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	unconquerable-yield5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay of one of my high interest credit cards. My three other cards have low interests rates and I will be able to pay them off by the end of this year.

My financial situation:
I am a good candidate for this loan because I have a fixed income from a teaching fellow position. My expenses are not very high and I have enough to make the monthly payments. I'm just looking for a lower interest rate than what I pay right now so I can pay off more of the principal.

Monthly net income: $2000 to $2500

Monthly expenses: $
??Housing: $ 300
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 150
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466013
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$818.47

Auction yield range:	7.93% - 10.00%	Estimated loss impact:	8.71%
Lender servicing fee:	1.00%	Estimated return:	1.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	37%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	23 / 21	Length of status:	15y 10m
Credit score:	780-799 (Jul-2010)	Total credit lines:	41	Occupation:	Attorney
Now delinquent:	1	Revolving credit balance:	$27,845	Stated income:	$50,000-$74,999
Amount delinquent:	$883	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	loyalty-chime	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moving 4 spouse job pending sale hm
Purpose of loan:
This loan will be used to? my husband is taking a new job 100 miles south of here and we have found a wonderful home for $60,000 where his new job will be.? We simply have not had time to sell one of our current two homes in our area.? I have $35,000 of the amount needed to make this purchase, but am simply short the rest.?

My financial situation:
I am a good candidate for this loan because? I pay my bills always and candidly, and more important than the words, it is the right thing to do. I believe in doing as you would like done unto you.?

Monthly net income: $ My income should also include my husbands and that is well over $100,000 per year.

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466019
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.63%	Starting borrower rate/APR:	22.63% / 24.90%	Starting monthly payment:	$211.84

Auction yield range:	7.93% - 21.63%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1989	Debt/Income ratio:	22%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	17 / 13	Length of status:	14y 10m
Credit score:	700-719 (Jun-2010)	Total credit lines:	39	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$137,304	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	treasure-wildebeest1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Goal Debt Free in 18 Months!
Purpose of loan:
This loan will be used to?
I have been in an unfortunate?situation where I have helped my family with medical expenses (a parent had cancer) over the last several years. I am no longer incurring expenses, and am happy to have helped my family during a terrible period;?I am now looking to consolidate some of this debt. I am more than willing to answer any questions that you have. I am an honest person who needs just a bit of assistance :). I plan to be debt free within 1 1/2 years. I am tired of the stress and have made the difficult decision to?sell my current home and downsize. I have a significant amount of equity in my home--even a sale at a very discounted price will allow me to pay off at least half my credit card debt and will eliminate my mortgage payment. I plan to move into a much smaller house. I should be able to payback this loan within?9 to 12?months.
My financial situation:
I am a good candidate for this loan because?
I am very responsible and have been at the same job for nearly 15 years. I do have some debt, but have a high income (and a stable job). My ability to repay the loan is excellent. I have never been late or skipped a payment on any loan or credit card bill. I can afford to pay well above the minimums. Once my house is sold I will be nearly debt free. I am a solid investment during turbulent times! Thanks for your consideration!
Monthly net income: $ 20,833

Monthly expenses: $
??Housing: $ 2222
??Insurance: $?400
??Car expenses: $ 835
??Utilities: $ 400
??Phone, cable, internet: $ 120
??Food, entertainment: $ 400
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 3000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1994	Debt/Income ratio:	52%
Basic (1-10):	4	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 9	Length of status:	14y 6m
Credit score:	660-679 (Jul-2010)	Total credit lines:	22	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$16,849	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	BIG46	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF BILLS
Purpose of loan:
This loan will be used to? PAY OFF SOME BILL AND TAKE A VACATION

My financial situation:
I am a good candidate for this loan because? I ALWAYS PAY MY BILLS ON TIME

Monthly net income: $

Monthly expenses: $
??Housing: $ 1130
??Insurance: $ EVERY 3 MONTHS?$390
??Car expenses: $ 700
??Utilities: $ 250
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466049
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$325.37

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	19.94%
Lender servicing fee:	1.00%	Estimated return:	-2.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1991	Debt/Income ratio:	27%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 9	Length of status:	19y 7m
Credit score:	600-619 (Jul-2010)	Total credit lines:	60	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,016	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	smcdaniel35	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 97% )	600-619 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	1 ( 3% )	580-599 (Jul-2006) 540-559 (May-2006)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
House Needs Help
Purpose of loan:
This loan will be used to make some much needed improvement/ maintenance to my family's home.

My financial situation:
I am a good candidate for this loan because I have learned the importance and maintaining good credit and prioritizing needs vs wants.?

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 691
??Insurance: $ 300
??Car expenses: $ 571
??Utilities: $?300
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 250
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$346.65

Auction yield range:	13.93% - 14.00%	Estimated loss impact:	14.60%
Lender servicing fee:	1.00%	Estimated return:	-0.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	40%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	21 / 16	Length of status:	3y 11m
Credit score:	680-699 (Jul-2010)	Total credit lines:	38	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$25,067	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	reliable-transaction328	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay off my credit card debt.

My financial situation:
I am a good candidate for this loan because I have an excellent history of making my payments on time to all lenders. I am a teacher with a steady income?and I am?not in danger of being out of work.? I am a responsible individual that would like to pay off my debt.

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 80
??Car expenses: $ 450
??Utilities: $ 100
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$827.27

Auction yield range:	16.93% - 27.00%	Estimated loss impact:	36.07%
Lender servicing fee:	1.00%	Estimated return:	-9.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2004	Debt/Income ratio:	55%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	10 / 8	Length of status:	4y 7m
Credit score:	620-639 (Jul-2010)	Total credit lines:	24	Occupation:	Truck Driver
Now delinquent:	1	Revolving credit balance:	$6,091	Stated income:	$25,000-$49,999
Amount delinquent:	$755	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	leonvictorm	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 86% )	620-639 (Latest)
Principal borrowed:	$2,600.00	< 31 days late:	4 ( 14% )	520-539 (Feb-2008) 520-539 (Jan-2008) 600-619 (Nov-2007) 620-639 (Jun-2007)
Principal balance:	$822.21	31+ days late:	0 ( 0% )
Total payments billed:	28
Description
Pay Off Debt and Invest in Business
Purpose of loan:
This loan will be used to? pay off all debt at a lower rate and invest in truck driving business

My financial situation:
I am a good candidate for this loan because? I want to improve my credit and will not default on loan

Monthly net income: $ 3800

Monthly expenses: $
??Housing: $?1000
??Insurance: $ 400
??Car expenses: $ 400
??Utilities: $ 150
??Phone, cable, internet: $?200
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ ($850 Preloan)?$827 post loan
??Other expenses: $?400 Baby on the way :)))
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$115.43

Auction yield range:	7.93% - 21.55%	Estimated loss impact:	8.51%
Lender servicing fee:	1.00%	Estimated return:	13.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	3y 8m
Credit score:	700-719 (Jul-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,595	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	fund-solstice5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off high interest debt
Purpose of loan:
This loan will be used to pay off high interest debt.

My financial situation:
I am a good candidate for this loan because I think I can pay this debt off in the next 8 months but would like to do so at a lower rate.

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 120
??Car expenses: $ 0
??Utilities: $ 80
??Phone, cable, internet: $ 80
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 100
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$130.95

Auction yield range:	7.93% - 10.00%	Estimated loss impact:	8.21%
Lender servicing fee:	1.00%	Estimated return:	1.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2004	Debt/Income ratio:	18%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	2y 3m
Credit score:	700-719 (Jul-2010)	Total credit lines:	13	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$5,963	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tenacious-credit3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.42%	Starting monthly payment:	$52.00

Auction yield range:	7.93% - 14.00%	Estimated loss impact:	6.81%
Lender servicing fee:	1.00%	Estimated return:	7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	39%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	0y 11m
Credit score:	640-659 (Jul-2010)	Total credit lines:	20	Occupation:	Student - College G...
Now delinquent:	0	Revolving credit balance:	$25,305	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	elegant-diversification5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to pay rent
Purpose of loan:Pay for my rent I am a grad student working for a lab at a university. During summer we are not getting paid although we are working at the lab as usual. I have been unsuccessful finding a summer job and am short of rent money. Please help me. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1977	Debt/Income ratio:	34%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 7	Length of status:	2y 11m
Credit score:	700-719 (Jul-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$25,687	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	pleasant-finance7	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Credit Cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2200

Monthly expenses: $
??Housing: $ 0.0
??Insurance: $ 75.0
??Car expenses: $ 0.0
??Utilities: $ 100.00
??Phone, cable, internet: $ 0.0
??Food, entertainment: $ 300.00
??Clothing, household expenses $?100.00
??Credit cards and other loans: $ 700.00
??Other expenses: $ 0.0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$121.27

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2006	Debt/Income ratio:	4%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	0y 7m
Credit score:	640-659 (Jul-2010)	Total credit lines:	5	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$1,045	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	leaper647	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?I have never missed or been late on a payment on my AMEX card. I own my car so I only pay for insurance and gas. My rent is $700/month which includes all utilities. Almost all of my expenses are fixed, so I know making a monthly payment on this loan is well within what I can afford.

Monthly net income: $3700

Monthly expenses: $1250
??Housing: $700
??Insurance: $150
??Car expenses: $0
??Utilities: $0
??Phone, cable, internet: $0
??Food, entertainment: $400
??Clothing, household expenses $0
??Credit cards and other loans: $0
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466169
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.33%	Starting borrower rate/APR:	28.33% / 30.68%	Starting monthly payment:	$415.42

Auction yield range:	10.93% - 27.33%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1995	Debt/Income ratio:	61%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 13	Length of status:	9y 2m
Credit score:	720-739 (Jul-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$23,147	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ingenious-money5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.85%	Starting borrower rate/APR:	14.85% / 17.02%	Starting monthly payment:	$294.03

Auction yield range:	5.93% - 13.85%	Estimated loss impact:	5.23%
Lender servicing fee:	1.00%	Estimated return:	8.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1996	Debt/Income ratio:	10%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 6	Length of status:	4y 8m
Credit score:	760-779 (Jul-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,601	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	TJ4U	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt
I am attempting to pay off all credit card debt and personal loans that I have incurred.? It is not alot however I would like to just pay it all off in one lump sum and in 3 years have no debt to my name.?? My credit score is excellent and I work in the financial services industry and have for the past 15 years?so I understand what it means to keep your credit in good standing.?? I would appreciate any funds you would be able to contribute and this will all be paid back in a timely manner.?? Thank you for the time to read this loan proposal.??

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.88%	Starting borrower rate/APR:	21.88% / 24.14%	Starting monthly payment:	$381.28

Auction yield range:	7.93% - 20.88%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1987	Debt/Income ratio:	22%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 5	Length of status:	22y 1m
Credit score:	780-799 (Jul-2010)	Total credit lines:	46	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$3,470	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	30
Screen name:	rate-neutron	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?
pay off higher rate credit cards
My financial situation:
I am a good candidate for this loan because?
I am? making my monthly payments now but want to get them paid off faster
Monthly net income: $
2,500.00
Monthly expenses: $
??Housing: $ 1139.93????
??Insurance: $ 250.00????
??Car expenses:
??Utilities: $?225.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $?1,000.00
??Other expenses: $ 150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$101.06

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	3%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	2y 8m
Credit score:	640-659 (Jul-2010)	Total credit lines:	9	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$234	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	brightest-repayment-puppy	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
catch up on bills
Purpose of loan:
This loan will be used to? catch up on bills

My financial situation:
I am a good candidate for this loan because? i take it very seriously

Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $ 900.00
??Insurance: $ 100.00
??Car expenses: $ 0.00
??Utilities: $ 200.000
??Phone, cable, internet: $ 140.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$95.68

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	33%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 13	Length of status:	5y 5m
Credit score:	700-719 (Jul-2010)	Total credit lines:	38	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$29,488	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	lovely-duty7	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to pay off some unsecure?debt.?

My financial situation:
I am a good candidate for this loan because I have a secure full time job as well as part time job and want to stay ahead.? I had a blip in my income when my husband's job was relocated, but am managing and will?be ahead with this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466213
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2005	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	0y 3m
Credit score:	640-659 (Jul-2010)	Total credit lines:	7	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$2,635	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sasquatch712	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
upcoming wedding lost funding
Purpose of loan:
Handle my upcoming August wedding expenses because family funding was suddenly lost. Deposits have already been paid.

My financial situation:
I am a good candidate for this loan because I am a gainfully employed contractor in the Quality Assurance/Compliance space, but can't find a bank lender because an unemployment stint last year.

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 775
??Insurance: $ 200
??Car expenses: $ 350
??Utilities: $ 70
??Phone, cable, internet: $ 300
??Food, entertainment: $ 600
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 250

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.33%	Starting borrower rate/APR:	26.33% / 28.65%	Starting monthly payment:	$80.93

Auction yield range:	10.93% - 25.33%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1987	Debt/Income ratio:	46%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 7	Length of status:	0y 3m
Credit score:	680-699 (Jul-2010)	Total credit lines:	28	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$19,411	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	a-unbelievable-social	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off some debt.
Purpose of loan:
This loan will be used to? to pay off some debt. ?

My financial situation:
I am a good candidate for this loan because?
Of my past credit.??
Monthly net income: $ Income changes due to comission at one of my jobs.? I have 2 part time jobs and I am hoping to go into management with one of them.?

Monthly expenses: $
??Housing: $ 880
??Insurance: $ 80.00
??Car expenses: $?60.00
??Utilities: $ 40.00
??Phone, cable, internet: $ 50.
??Food, entertainment: $
??Clothing, household expenses $ right now not extra spending on theses items.
??Credit cards and other loans: $ 350.
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1990	Debt/Income ratio:	19%
Basic (1-10):	2	Inquiries last 6m:	8	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 9	Length of status:	2y 6m
Credit score:	800-819 (Jul-2010)	Total credit lines:	44	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$24	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	1/ 1	Homeownership:	Yes
Delinquencies in last 7y:	7
Screen name:	bonafide-cash1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
construction loan
Purpose of loan:
This loan will be used as part of a 20% down payment on a construction project. I currently have $70,000 of the $95.000 I need to put down on the home.

My financial situation:
I am a good candidate for this loan because I never defaulted on a loan. My dedt to income ratio is extremely low. After the home is complete, it would have over $300,000 in equity.
Monthly net income: $ 8,000.00

Monthly expenses: $
??Housing: $ 1,500.00
??Insurance: $ 125.00
??Car expenses: $ 0
??Utilities: $ 200.00
??Phone, cable, internet: $ 99.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 600.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.53%	Starting monthly payment:	$47.84

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1982	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	2y 9m
Credit score:	780-799 (Jul-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,945	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	meteoric-dime3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Everyone needs a little help :(
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.28%	Starting borrower rate/APR:	9.28% / 11.38%	Starting monthly payment:	$95.79

Auction yield range:	3.93% - 8.28%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	18 / 17	Length of status:	1y 10m
Credit score:	700-719 (Jun-2010)	Total credit lines:	42	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$35,710	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	top-dime-igloo	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off 2 very high interest cards.

Thank you for considering my loan.

Purpose of loan:
This loan will be used to pay off my high-interest credit cards. I would prefer to pay individuals through Prosper.com and have real people benefit rather than the banks and credit card companies. Also, this lower rate will help me to get out of debt faster.

My financial situation is stable and consistent, but stretched very thin because of an on-going home renovation/restoration. My home was damaged severely by Hurricane Katrina, and I had no choice but to go into debt to pay for repairs. Five years later, I am seeking ways to finally get out of the "Katrina debt." I have a stable, well-paying job and a house with an apartment that generates additional income. I also earn extra money as a free-lance photographer, earning money from weddings and portraits about once a month.

I am a good candidate for this loan because I am extremely responsible about paying my bills. I have worked very hard to keep my home--sometimes working three jobs to do so--and to keep my credit in good standing. I am also very intent on improving my credit score as well. The two credit cards I plan to pay off with this loan have outrageously high, 27.9% and 25.99% AP rates. I am already paying $170+ per month to these cards so will easily be able to make the $95.79 estimated monthly payment to investors. Instead of "throwing away" the extra money per month in interest, I will be able to pay down other debt, too.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.93%	Starting borrower rate/APR:	17.93% / 20.14%	Starting monthly payment:	$180.59

Auction yield range:	16.93% - 16.93%	Estimated loss impact:	18.93%
Lender servicing fee:	1.00%	Estimated return:	-2.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	56%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	16y 9m
Credit score:	680-699 (Jul-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,581	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	powerful-agreement6	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 36.67%	Starting monthly payment:	$156.80

Auction yield range:	13.93% - 33.23%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	33%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 8	Length of status:	0y 9m
Credit score:	660-679 (Jul-2010)	Total credit lines:	39	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$43,652	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	103%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cognizant-wampum	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need advance on bonus/stocks
Purpose of loan:
This loan will be used to pay off a credit card and high interest loan

My financial situation:
I have recently left a company that ended up going bankrupt and leaving me to pay $3,000 in expenses.? I was also not given my last three paychecks.? My debt has accumulated since that company never paid me bonuses that were promised and written into my job offer.? My current company has a stock grant program but my stock won't vest until July 2011.? I am looking for a short term loan to pay off some high interest debt so that I can get ahead of my finances.? In addition to the stock grant that will vest I am eligible for a 20% bonus in March that I will use to pay this off sooner.?

The issue here is short term cash flow between now and my bonus which I get in March.? Notice I have no delinquencies on my credit and have worked very hard to pay all of my creditors despite losing over $50,000 in pay (bonuses and paychecks that I never received).

Please help me through this short term issue that my former employer has put me in.? Thank you!

Monthly net income: $ 7750

Monthly expenses: $ 6100
??Housing: $ 2000
??Insurance: $ 150
??Car expenses: $ 1100
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 800
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 1100
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	22.51%	Starting borrower rate/APR:	23.51% / 25.79%	Starting monthly payment:	$97.44

Auction yield range:	7.93% - 22.51%	Estimated loss impact:	9.03%
Lender servicing fee:	1.00%	Estimated return:	13.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	30%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Retired
Enhanced (1-5):	2	Current / open credit lines:	6 / 5	Length of status:	5y 6m
Credit score:	760-779 (Jun-2010)	Total credit lines:	29	Stated income:	$50,000-$74,999
Now delinquent:	1	Revolving credit balance:	$0
Amount delinquent:	$2,009	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	favorite-peso4	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off some personal debt
Purpose of loan:
This loan will be used to? Used to payoff some debt

My financial situation:
I am a good candidate for this loan because? I am an honest and trustworthy person.? I do pay my debts on a timely manner.

Monthly net income: $ 5100

Monthly expenses: $
??Housing: $ 2009
??Insurance: $ 132
??Car expenses: $ 400
??Utilities: $ 70
??Phone, cable, internet: $ 248
??Food, entertainment: $ 600
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 25
??Other expenses: $ 1200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	10%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	9y 11m
Credit score:	680-699 (Jul-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,324	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	25
Screen name:	open-minded-p2p6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
i am responsible and and willing to pay the loan entirely.
Monthly net income: $ 2,600.00

Monthly expenses: $
??Housing: $?500.00
??Insurance: $?200.00
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 200.00
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466265
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$74.33

Auction yield range:	13.93% - 19.00%	Estimated loss impact:	14.84%
Lender servicing fee:	1.00%	Estimated return:	4.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1984	Debt/Income ratio:	43%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 13	Length of status:	5y 6m
Credit score:	680-699 (Jul-2010)	Total credit lines:	24	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$13,404	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	peaceful-liberty3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for an auto purchase
Purpose of loan:
My original listing was to borrow money to consolidate some bills.? Now I am asking to borrow to buy a used car.? My truck has died out on me and to buy a used car for $2000 would cost less than to fix the truck.?

My financial situation:
I pay all my bills on time and never late?with the exception of 2 late payments in the past 7 years.??

Monthly net income: $ 2500

Monthly expenses: $
??Housing: $ My wife pays for all house expenses
??Insurance: $ Wife
??Car expenses: $?
??Utilities: $ 200
??Phone, cable, internet: $ 250
??Food, entertainment: $ 300
??Clothing, household expenses $?Wife??
? Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.33%	Starting borrower rate/APR:	26.33% / 28.65%	Starting monthly payment:	$182.10

Auction yield range:	10.93% - 25.33%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1998	Debt/Income ratio:	17%
Basic (1-10):	7	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	1y 10m
Credit score:	700-719 (Jul-2010)	Total credit lines:	5	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$656	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	really_reliable1	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
First Apartment/ Repair Windshield
Purpose of loan:
This loan will be used to get my first apartment, furnish it and to also repair my car windshield. The rent for the apartment is $850/months. The home owner is asking for 1st and last months? rent and 1 month security. I will need $2250 to move in for August 1st. I will also have a roommate that will be paying half of the monthly bills leaving me responsible for about $725.00/a month. I will also need to purchase a bedroom set and a mattress for the apartment. I would also like to repair my car windshield. I do not have glass coverage as part of my insurance plan and the windshield is REALLY bad. I only drive when I have to because I am worried that it is unsafe.??

My financial situation: I am a?GREAT?candidate for this loan because?I am very responsible when it comes to making financial decisions. I take pride in paying my bills on time and I am very cautious when it comes to taking on any new?debt. I created a quick budget (which I have provided below) of my projected expense ( once I am in the apartment ) and determined that I can afford to pay off this loan on time for the next 3 years. I currently make $40,000 a year and have a good credit rating.

Projected Month expenses:?
Housing: $?850?/ 2???=? $425??????????????????????????????????????????????????
Insurance: $ 120??Car expenses: $ 300??Utilities: $ 100?/ 2??= $50????
Phone, cable, internet: $?900?/ 2?= 50??Food/ Household: $?400?/ 2?=?$200
Credit cards and other loans: $?200??
Prosper Loan: $ 183

Bringing?my TOTAL?MONTHLY?EXPENSE?$1,528.00- This amount includes all of my new projected expense from my apartment half of all the rent and bills, my current bills, plus Prosper Lending?s loan payment.)? Thank you for your time and consideration.?

Monthly net income: $ 2420.00 - $ 1528.00 ( projected monthly bill budget) = $922.00?remaining for the month

CURRENT Monthly expenses:?(The budget above is?what I expect to pay if I get this loan and get into the apartment)?
Housing: $?0??????????????????????????????????????????????????????
Insurance: $ 140??
Car expenses: $ 300??
Utilities: $ 0??
Phone, cable, internet: $ 0??
Food, entertainment: $ 0??
Clothing, household expenses $ 0??
Credit cards and other loans: $?200??
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466273
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$723.05

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	52%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	3y 6m
Credit score:	640-659 (Jul-2010)	Total credit lines:	29	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$14,585	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dignified-return9	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Becoming Debt Free!!
Purpose of loan:
This loan will be used to?
I will be paying off my ridiculously high interest rate credit cards. I am hoping to get this loan because it is a fixed payment amount and the payoff end is in sight, unlike the credit cards that I will be paying on for the rest of my life! This is basically my last hope as the bank with not loan to me with my bankruptcy on my record. I am the mother of two kids and would really like to decrease my stress level as far as my finances are concerned so that I can focus more time on my family!!
My financial situation:
I am a good candidate for this loan because?
I have always had perfect credit. The bankruptcy on my Credit Record is from a failed business attempt. There was more than $150,000 in debt including the building we were leasing. I kept all personal accounts open and only included business accounts in my banko. Besides that my credit is spotless, I have never had late payments and have paid more than minimum payment amounts when possible. Unfortunately because of the banko my interest rates skyrocketed making it almost impossible to pay off the balances I did have. I also am in a lease to own contract on my house and need to have my debt paid down considerably by the time it matures in July of 2012.
Monthly net income: $ $5000
Includes my husband and me.
Monthly expenses: $
??Housing: $ 800.00
??Insurance: $ $60.00
??Car expenses: $ $300.00
??Utilities: $ 275.00
??Phone, cable, internet: $ $150.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ $750.00 (minimum amts)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466275
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.55%	Starting borrower rate/APR:	23.55% / 25.84%	Starting monthly payment:	$389.97

Auction yield range:	7.93% - 22.55%	Estimated loss impact:	8.53%
Lender servicing fee:	1.00%	Estimated return:	14.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1991	Debt/Income ratio:	13%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	4y 6m
Credit score:	700-719 (Jul-2010)	Total credit lines:	13	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$7,352	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ideal-dinero3	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CC consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	16.93%	Starting borrower rate/APR:	17.93% / 20.14%	Starting monthly payment:	$541.76

Auction yield range:	16.93% - 16.93%	Estimated loss impact:	18.93%
Lender servicing fee:	1.00%	Estimated return:	-2.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1992	Debt/Income ratio:	27%
Basic (1-10):	2	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 10	Length of status:	1y 0m
Credit score:	720-739 (Jul-2010)	Total credit lines:	42	Occupation:	Food Service Manage...
Now delinquent:	1	Revolving credit balance:	$7,458	Stated income:	$50,000-$74,999
Amount delinquent:	$98	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	brightest-bonus-iris	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wine and CIgar Bar Start-up
Purpose of loan:
This loan will be used to fund my start up business which is a wine and cigar lounge.? I need to raise $15K more in capital to sustain the business.? This is my dream.?

My financial situation:
I am a good candidate for this loan because I have 10 years in the business.? I have a solid business plan and have been open for 8 months.? We were short on capital?upon opening and are close to break even point.? I need 15k to?keep trending upward and to sustain.?? I moved home to Michigan from CA to help my mother?who has Alzheimer's.? I?opened my own business as it has been my dream?for 10 years?and I wrote this plan 10 years ago.??I wanted to do?something that would give me flexibility to help my parents.? ?

Monthly net income: $ 3200.00

Monthly expenses: $
??Housing: $ 1600
??Insurance: $ 125
??Car expenses: $ 400
??Utilities: $ 150
??Phone, cable, internet: $ 90
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1989	Debt/Income ratio:	54%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 13	Length of status:	2y 7m
Credit score:	680-699 (Jul-2010)	Total credit lines:	39	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$19,733	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	newest-silver-marsupial	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off unsecured debt
Purpose of loan:
Paying off unsecured debt.? A second chance.? We have been helping our kids through college and used a low interest credit card to do so.? The credit card company recently changed hands and the terms of the deal changed too.? Very sad to face the news that our interest rate went through the roof.

My financial situation:
I am a good candidate for this loan because I have never missed a payment, even through very difficult times.? I am honest and hardworking.Monthly net income: $8,000

Monthly expenses: $7,500
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466293
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$224.20

Auction yield range:	13.93% - 33.30%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1990	Debt/Income ratio:	14%
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	3y 1m
Credit score:	660-679 (Jul-2010)	Total credit lines:	23	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$19,847	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dough-cherry	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected expenses
With this out of control % rates, i don' feel i need to give any explanation on how i plan to use the loan!!!
As for my abillity to make monthly payments, i get monthtly Bonuses, so i feel very cofortable in paying it in a short amount of time.

Thank you!!!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466299
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,300.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$297.04

Auction yield range:	2.93% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1989	Debt/Income ratio:	10%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 10	Length of status:	20y 4m
Credit score:	800-819 (Jul-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$16,776	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	moola-voyage	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to payoff credit card, which we used access check to purchase used boat.

My financial situation:
I am a good candidate for this loan because I have a solid employment record and my net take home pay is sufficient to repay the loan. Other loans and credit cards have always been paid on time.? I am a good credit risk.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466303
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.33%	Starting borrower rate/APR:	26.33% / 28.65%	Starting monthly payment:	$101.17

Auction yield range:	10.93% - 25.33%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	4%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	0 / 0	Length of status:	3y 5m
Credit score:	700-719 (Jul-2010)	Total credit lines:	5	Occupation:	Bus Driver
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	laloveer	Borrower's state:	California	Borrower's group:	HARD MONEY LOANS
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 97% )	700-719 (Latest)
Principal borrowed:	$2,550.00	< 31 days late:	1 ( 3% )	540-559 (Aug-2006)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	32
Description
Pay off bills and get fit
Purpose of loan:
This loan will be used to? I will use this loan to pay off the credit card I have. Its almost done. I also want to buy a special strider bike for exercise. I love being outdoors, and this is better than a bike!

My financial situation:
I am a good candidate for this loan because? I have a steady job as a bus driver for LAUSD. I have saved up some money so I can pay a big piece of the bill off right away.?

Monthly net income: $ My monthly income is about 3,000

Monthly expenses: $
??Housing: $ none, I live with my parents right now, but buy stuff now and then
??Insurance: $ 60
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 100
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 55 I have 1 credit card, and once that is paid off I look at getting one just to get a better score and raise my Prosper rating.
??Other expenses: $ 50-60, I buy dinner every now and then. I dont spend money on much.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466305
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	7	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	9 / 8	Length of status:	2y 1m
Credit score:	760-779 (Jul-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,667	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	steady-revenue2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Please Save My Family
Purpose of loan:
This loan will be used to pay off credit cards that became sky high due to my wife and I losing our jobs.

My financial situation:
I am a good candidate for this loan because?

My wife and I lost great jobs at a financial institution just over a year ago.? We have been struggling to make ends meet for our two kids.? We started our own business but have accumulated a lot of credit card debt because of our job lose and business start up.? Our swimming pool repair business is doing quite well and I can only see good things to come.? In the mean time we are paycheck to paycheck and behind on property taxes and credit cards. ?We really do not want to lose our house and uproot our daughters from their home.? If we could get these credit cards out from under us everything will be so much easier.? Please help my family stay home!

Monthly net income: $ 4500.00 depending

Monthly expenses: $ 4050.00
??Housing: $ 1050.00
??Insurance: $ 200.00
??Car expenses: $ 800.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 400.00
??Other expenses: $ 400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	16.93% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1991	Debt/Income ratio:	20%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 9	Length of status:	10y 4m
Credit score:	660-679 (Jul-2010)	Total credit lines:	21	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$5,044	Stated income:	$75,000-$99,999
Amount delinquent:	$2,541	Bankcard utilization:	49%
Public records last 12m / 10y:	1/ 1	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	dazzleships	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating debt / Regrouping
Purpose of loan:
To catch up on debt / Regrouping / Restarting

My financial situation:
I am a good candidate for this loan because: I am very talented professional that works in the creative profession (Branding/design)
which was hit tremendously hard. We're a luxury when times are bad. I have restructured my company (broke partnership), leaned up expenses, moved offices and we are diversifying our service into different categories rather than just one. I have made some mistakes, had an expensive partership, and simply got behind with big expenses. Need second chance to regroup and catch up.

Monthly net income: $ 8500-10000

Monthly expenses: $
??Housing: $ 2400
??Insurance: $ 150
??Car expenses: $ 600
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 500
??Clothing, household expenses $ 250
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466317
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	7.93%	Starting borrower rate/APR:	8.93% / 11.02%	Starting monthly payment:	$397.09

Auction yield range:	7.93% - 7.93%	Estimated loss impact:	8.16%
Lender servicing fee:	1.00%	Estimated return:	-0.23%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1985	Debt/Income ratio:	45%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 13	Length of status:	28y 5m
Credit score:	700-719 (Jul-2010)	Total credit lines:	67	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$182,520	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	exact-finance3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because Ihave never defaulted on a loan or?missed a payment.
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $ 0
??Phone, cable, internet: $
??Food, entertainment: $300
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	16.93% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	7y 10m
Credit score:	700-719 (Jul-2010)	Total credit lines:	23	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$13,782	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	safe-integrity9	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off some debt and futures trade
Purpose of loan:
This loan will be used to? Pay down some debt that are comming due. I am testing a futures trading room to invest about $5000 to make some more income. On my next loan request I will post the results.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 1400

Monthly expenses: $ 1700
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466335
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.01%	Starting borrower rate/APR:	20.01% / 23.14%	Starting monthly payment:	$44.60

Auction yield range:	7.93% - 19.01%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	54%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	1y 11m
Credit score:	660-679 (Jul-2010)	Total credit lines:	18	Occupation:	Teacher's Aide
Now delinquent:	0	Revolving credit balance:	$22,873	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	rate-processor	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay down my credit card debt and improve my credit score.

My financial situation:
I am a good candidate for this loan because I always pay my bills and pay them on time. I am frugal and very committed to getting?my debt paid down. ?

Monthly net income: $ 834.90

Monthly expenses: $
??Housing: $ nothing
??Insurance: $ 400.00 which is taken out of my gross pay at work.
??Car expenses: $ none, I?use public transport and spend 30.00 per month for a pass.
??Utilities: $ nothing
??Phone, cable, internet: $ 70.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 25.00
??Credit cards and other loans: $ 510.00
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466347
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$108.46

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	35%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 8	Length of status:	3y 5m
Credit score:	660-679 (Jul-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$28,416	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tranquil-p2ploan	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
lowering debt
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466351
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.28%	Starting borrower rate/APR:	9.28% / 11.38%	Starting monthly payment:	$92.60

Auction yield range:	3.93% - 8.28%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	19%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	22 / 18	Length of status:	3y 1m
Credit score:	760-779 (Jun-2010)	Total credit lines:	43	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$5,247	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	adventurous-nickel	Borrower's state:	Tennessee	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making A Few Changes
The loan will be used to replace flooring and our deck.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466353
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$61.85

Auction yield range:	2.93% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	5%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 9	Length of status:	5y 2m
Credit score:	760-779 (Jul-2010)	Total credit lines:	21	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$4,124	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	12%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	filo30240	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Replace Fuse Boxes with Circuits
Purpose of loan:
I'll be using this loan to replace the fuse boxes in my 1925 house with circuit breakers, ground, and main cutoff. This is required to upgrade the existing 2-wire braided to 3-wire and run power to my newly built free-standing garage.

Thanks!

My financial situation:
I am a good candidate for this loan because I appreciate my good credit and will bend over backwards to keep it. I have the means to pay cash for this work but would rather not, as it would leave me with less cushion than I'm comfortable with in this economy.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466357
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	9.99%	Starting borrower rate/APR:	10.99% / 11.34%	Starting monthly payment:	$196.40

Auction yield range:	2.93% - 9.99%	Estimated loss impact:	0.61%
Lender servicing fee:	1.00%	Estimated return:	9.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1989	Debt/Income ratio:	46%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	20 / 19	Length of status:	7y 7m
Credit score:	760-779 (Jul-2010)	Total credit lines:	49	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$117,629	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	spry-repayment	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to improve our home, particularly the Basement and installing a electric fireplace there.

My financial situation:
I am a good candidate for this loan because I have an excellent track record of making payments, have been employed for over 7 years at my current employer. And?I have a good Credit Profile.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.46%	Starting monthly payment:	$54.23

Auction yield range:	16.93% - 17.00%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	60%
Basic (1-10):	2	Inquiries last 6m:	13	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	19 / 17	Length of status:	2y 2m
Credit score:	640-659 (Jul-2010)	Total credit lines:	40	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$6,315	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	transparency-cadence9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Financial Assistance
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466365
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$121.27

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	16%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	1y 5m
Credit score:	660-679 (Jul-2010)	Total credit lines:	31	Occupation:	Analyst
Now delinquent:	1	Revolving credit balance:	$19,698	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	12
Screen name:	the-exchange-bassoon	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need furnishings after divorce
Purpose of loan:
I just got divorced and need to furnish my place for my son and I.

My financial situation:
I am cash poor at the moment due to making the deposit (first and last month's rent).? But, I own my car and have a more than adequate income to afford a monthly payment on furniture.

Monthly net income: $ 5300

Monthly expenses: $ 3800
??Housing: $ 895
??Insurance: $ 90
??Car expenses: $ 150
??Utilities: $ 120
??Phone, cable, internet: $ 55
??Food, entertainment: $ 250
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 450
??Other expenses: $ 1495 (mortgage for my home where my wife is living), $154 (student loan)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466375
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1989	Debt/Income ratio:	37%
Basic (1-10):	2	Inquiries last 6m:	6	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	12 / 12	Length of status:	18y 2m
Credit score:	600-619 (Jul-2010)	Total credit lines:	29	Occupation:	Tradesman - Mechani...
Now delinquent:	1	Revolving credit balance:	$2,929	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	ck8243	Borrower's state:	Indiana	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 88% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	3 ( 12% )	620-639 (Jul-2009) 640-659 (Apr-2008) 560-579 (Feb-2008) 540-559 (Jan-2008)
Principal balance:	$1,190.05	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Paying for Daughter's College
Thank you fellow Propser members for taking the time to review my loan request.? I am requesting this loan to help pay for my daughter's first year college expenses that she is unable to cover with loans and scholarships.

I am a good candiate for this loan, as I am a current Prosper member and in good standing.? The drop in my credit score was due to my hours at work being cut substantially last year due to the economy and we fell behind in some bills.? Everything is now back to normal, we are caught up, and I am working seven days a week, twelve hours a day to keep it that way.? Even working all these hours, I am not able to come up with the $3,500 in the short timeframe that my daughter needs the money.? She leaves for school on August 20th.

Monthly Budget:
Mortgage $1,122.73
Second Mortgage $225.82
Automobile Payments $1,309.13
Credit Cards $246.00
Car Insurance $350.00?
Utilities (Electric/Gas/Trash) $333.66
Current Prosper Loan: $125.00?

Total Monthly Income:$4,332.64?
My wife also works, but I am not including her income in the above.

Thank you for your consideration in funding my loan, I will not let you down.? This is our first child headed to college, and we want to be able to help her out as much as we can.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466377
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,040.43

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1984	Debt/Income ratio:	22%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	18 / 11	Length of status:	16y 7m
Credit score:	720-739 (Jul-2010)	Total credit lines:	50	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$47,396	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	phenomenal-benjamins	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for Catholic High School
Purpose of loan:
This loan will be used to?pay the tuition for my?two daughters to attend Catholic High School?

My financial situation:
I am a good candidate for this loan because?I have never paid a bill late.? I?need this loan to stretch out the tuition payments over a longer period of time.? I make a significant income but lost quite a bit?of net worth during the downturn and request this loan as a bridge until stocks and options recover some value.?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466381
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.00%	Starting borrower rate/APR:	8.00% / 8.34%	Starting monthly payment:	$266.36

Auction yield range:	2.93% - 7.00%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1993	Debt/Income ratio:	32%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	3y 2m
Credit score:	800-819 (Jul-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,290	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	listing-cymbal	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a Furnace
Purpose of loan:
This loan will be used to pay off the new furnance that my wife and I needed to purchase last winter from Sears.? After?a year of no interests no payments, before the penalties kicked in, we moved the amount to my wife's credit card where it received 0% interest for six months.? We have reached the end of the six month?grace period and rather than let it linger on this?high interest card, the prospect of having it paid off in three years?at a lower?interest rate is much more appealing.??

My financial situation:
I am a good candidate for this loan because we've both worked hard over the last five years to raise our credit scores from the dumps to where mine is 'excellent' and my wife's is 'good'.?

On a side note, we work hard, pay our bills on times and in return received a notice that?our credit card interest rate shot up 6%!? After a referral on the benefits of this webiste, I am happy to know that places like this exist as an alternative to the major credit card companies!? I'm going to tell all my friends!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466389
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.28%	Starting borrower rate/APR:	9.28% / 11.38%	Starting monthly payment:	$63.86

Auction yield range:	3.93% - 8.28%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1989	Debt/Income ratio:	25%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 9	Length of status:	16y 5m
Credit score:	700-719 (Jul-2010)	Total credit lines:	23	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$151,795	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	coin-animal8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Maintaining Our Cars So They Last!
Purpose of loan:
This loan will be used to do maintenance on our two family cars.? My truck needs tires.? My wife's vehicle needs tires, brakes, and some routine maintenance work.? Her vehicle does the bulk of the?mileage in town, so it is critical that it be in good shape.? We understand that these vehicles are assets that must be done due diligence in order to keep them hauling our children around safely!

My financial situation:
I am a good candidate for this loan because as you can see, I am diligent about paying things on time. I have come to realize that utilizing credit cards at high rates is dangerous and irresponsible.? I am hoping that peer to peer lending will be a more responsible use of everyone's money.? My wife and I also recognize the importance of saving up so we don't have to borrow at all.? In this?case, with our cars, we simply are in a critical time crunch and know we will not be able to save that much.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	16.93%	Starting borrower rate/APR:	17.93% / 20.14%	Starting monthly payment:	$216.70

Auction yield range:	16.93% - 16.93%	Estimated loss impact:	35.43%
Lender servicing fee:	1.00%	Estimated return:	-18.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1998	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 5	Length of status:	10y 11m
Credit score:	700-719 (Jul-2010)	Total credit lines:	13	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,415	Stated income:	$25,000-$49,999
Amount delinquent:	$385	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	useful-revenue4	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Hospital & Credit Cards
Purpose of loan:
This loan will be used for debt consolidation. This loan will be used to pay off HIGH interest credit cards, I would rather pay the loan amount and interest to lenders on Prosper. It will also be used to pay my hospital bills from the recent birth of my daughter.
My finacial situation:
I am a great candidate for this loan because I am seeking the funding simply as a way to lower my cost of credit as I take action to reduce my overall debt level. The funds that would be provided by this loan would be part of a process of operating more efficiently and effectively financially. I am very trust and credit worthy. The one delinquency listed is unfortunately due to co-signing for a relative who was not so responsible. I currently pay $500 a month for both medical and credit card debt. There would be no issues what so ever paying back this loan.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	4 / 3	Length of status:	3y 10m
Credit score:	660-679 (Jul-2010)	Total credit lines:	7	Occupation:	Principal
Now delinquent:	0	Revolving credit balance:	$1,044	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	basis-portait	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Advertising for new venture
Purpose of loan:
This loan will be used to begin advertising a new business venture.?? I have been working on asocial networking website for my local community and plan to branch out towards the communities in the surrounding area.? It builds on identifying small shops, restaurants, and professionals in the area and letting members of the community get to know about the business and it's owner through interviews, coupon offers, and special events at their establishment.

Living in the suburbs and spending a great deal of time on commute people often overlook everything their local community has to offer.?? This website helps people navigate that area.??

The money used will help get the word out to advertisers and daily users of the site.

My financial situation:
I am a good candidate for this loan because the purpose of the loan is to purchase advertising. ? Advertising will bring in new profits and new profits will go directly to you. ??

I made mistakes when I was younger with my credit. ? Terrible terrible mistakes.? I've spent years crawling out from under my credit rating while trying to teach my nephews and nieces things my parents neglected to teach us. ?? There is no person in the world more motivated to not get in a whole again than me.? I will not borrow more than I can pay back. ? Repayment is my top priority.

My previous business focused on travel to the gulf coast region and is currently suffering from less than normal revenue.? I'm using this oportuinty to launch a site I've been thinking about for a long time.? This money will go towards getting more revenue to the site.?? That revenue will go directly to my lenders.???

Monthly net income: $
5785

Monthly expenses: $
??Housing: $ 600
??Insurance: $ 135 ????
??Car expenses: $ car is paid off just gas/insurance/maintnence
??Utilities: $ 500
??Phone, cable, internet: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466405
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$101.06

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	12%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 5	Length of status:	0y 2m
Credit score:	640-659 (Jul-2010)	Total credit lines:	24	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$2,895	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	18
Screen name:	matt1972	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
1CREDITCARD2GO
Purpose of loan:
This loan will be used to? PAY OFF LAST CREDIT CARD AT 30% INTEREST.??????????

My financial situation:
I am a good candidate for this loan because? HAVE A FULLTIME GREAT MEDICAL PROFESSION CAREER

Monthly net income: $ 3750

Monthly expenses: $
??Housing: $ 755
??Insurance: $ 128
??Car expenses: $ 230
??Utilities: $ 75
??Phone, cable, internet: $ 95
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 75
??Other expenses: $ GAS 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	16.93% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 4	Length of status:	0y 1m
Credit score:	760-779 (Jul-2010)	Total credit lines:	13	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bill-gala	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Semi Truck to Work
Purpose of loan:
This loan will be used to buy a semi-truck so I can work during this very bad economy.? I am going to be a father in 3 months and need to support my family.

My financial situation:
I am a good candidate for this loan because I?do not own a house or renting, I am residing with relatives.? I have no?loans, no history of?bankruptcy, and I pay for?everything on time.?

Monthly net income: $3500-$6000

Monthly expenses: $
??Housing: $0.00
??Insurance: $45.00?
??Car expenses: $0.00
??Utilities: $0.00
??Phone, cable, internet: $120.00
??Food, entertainment: $200.00
??Clothing, household expenses $50.00
??Credit cards and other loans: $0.00?
??Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1997	Debt/Income ratio:	10%
Basic (1-10):	5	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 1	Length of status:	13y 3m
Credit score:	660-679 (Jun-2010)	Total credit lines:	16	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	successful-repayment5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Provisional Patent
Purpose of loan:
This money will be used to pay my attorney to file a provisional patent on a new product two partners and I have developed that benefits children.? Although I cannot disclose the product for obvious reasons, I can tell you that I have worked for a large fresh produce company for over 10 years, and this product will encourage children to eat more fresh produce.? I am using an attorney to file the patent as it will maximize the chance for success.

My financial situation:
I am a good candidate for this loan because? I have a high salary at a company where I have worked for 13 years.? I?have a great payment history on all of my accounts.

Monthly net income: $ 8000

Monthly expenses: $
??Housing:? $ 3000
??Insurance: $ 100
??Car expenses: $ 1100
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 500
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2002	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 5	Length of status:	0y 11m
Credit score:	700-719 (Jul-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	3	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$11,368	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	18
Screen name:	relentless-liberty8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Internet marketing company startup
Purpose of loan:
This loan will be used to start an internet based marketing company/website design company based here in Silicon Valley California. I have been studying marketing/sales/graphics for?4 years?and am ready to start my own company!?I will use the loan for purchasing software, and much needed supplies. I will be staffing 2 employee's to help get us started! I am really excited to be embarking on this adventure and I know it will be a success!

My financial situation:
I am a good candidate for this loan because...I am a dancer in Las Vegas and San Francisco, I make a good living doing this and it has?supported me quite well thus far. I am ready to move on from this line of work.

Monthly net income: $ 5,200

Monthly expenses: $
??Housing: $ 950
??Insurance: $ 75
??Car expenses: $ 100?
??Utilities: $ 65
??Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 85
??Credit cards and other loans: $ 0
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$633.30

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1993	Debt/Income ratio:	13%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	20y 4m
Credit score:	740-759 (Jul-2010)	Total credit lines:	21	Occupation:	Food Service Manage...
Now delinquent:	1	Revolving credit balance:	$7,036	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	exponential-duty1	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodeling Kitchen-Paying off car
Purpose of loan:
This loan will be used to?remodel my kitchen and payoff?my wifes car.?

My financial situation:
I am a good candidate for this loan because? I have owned my home for 10 years and have never been delinquent.? I pay all of my bills on time, and have not ever been untimely in paying off cars, loans credit cards etc.

Monthly net income: $ 3500.00

Monthly expenses: $
??Housing: $ 1000.00????
??Insurance: $ 130.00????
??Car expenses: $ 100.00????
??Utilities: $ 350.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200-300
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 300.00
??Other expenses: $ 300.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466437
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 38.44%	Starting monthly payment:	$54.28

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1975	Debt/Income ratio:	306%
Basic (1-10):	5	Inquiries last 6m:	8	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 5	Occupation:	Other
Credit score:	740-759 (Jul-2010)	Total credit lines:	21	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$4,460
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	14
Screen name:	bonus-karate	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need to catch up on bills!!
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1982	Debt/Income ratio:	13%
Basic (1-10):	4	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 8	Length of status:	25y 10m
Credit score:	620-639 (Jul-2010)	Total credit lines:	21	Occupation:	Teacher
Now delinquent:	4	Revolving credit balance:	$8,342	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 4	Homeownership:	No
Delinquencies in last 7y:	14
Screen name:	teach24	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	600-619 (May-2008) 600-619 (Apr-2008)
Principal balance:	$1,683.14	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Driveway and deck for new house
Hello everyone.

The purpose of this loan will be to put in a driveway and add a deck to the home I just built. This is my second Prosper loan.

ABOUT MY HR RATING:

I am a bit surprised by this. My FICO score has increased since my last Prosper loan...and my bank card utilization is less. I sold my previous home 12 days ago and closed on my new home yesterday. I assume that lapse has made Prosper consider me as a non-homeowner. The inquiries on the report are from working with mortgage companies and obtaining a home owner's insurance policy. Any DQs are inaccurate and from a failed business venture in 2003. You will see the amount owed is $0. I just obtained a conforming mortgage...so I assume my credit is fair.

I am a teacher and have been with my current employer for over 25 years. I am #1 for seniority in my department.

My last 25 Prosper loan payments have been 100% on time. The new loan will be automatically deducted from my checking account also.

Thank you so much for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466449
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$185.56

Auction yield range:	7.93% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	12%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 15	Length of status:	3y 7m
Credit score:	680-699 (Jul-2010)	Total credit lines:	24	Occupation:	Engineer - Chemical
Now delinquent:	0	Revolving credit balance:	$24,192	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	justice-gazelle	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting Out of Debt
Purpose of loan:
This loan will be used to pay off credit card debt.

My financial situation:
I am a good candidate for this loan because I have a stable job and I make my payments on time!

Monthly net income: $ 4,300 (3,200 work income + 1,100 rental income)

Monthly expenses: $
??Housing: $ 2,000 (House payment in CO and Apartment payment)
??Insurance: $ 200
??Car expenses: $ 200
??Utilities: $ 200
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 800
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1988	Debt/Income ratio:	29%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	15 / 13	Length of status:	2y 7m
Credit score:	660-679 (Jul-2010)	Total credit lines:	53	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$35,760	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	JUDAS	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	600-619 (Aug-2008)
Principal balance:	$1,542.12	31+ days late:	0 ( 0% )
Total payments billed:	22
Description
Vehicle Repairs
My wife and I are needing to get?my truck repaired. We both are employed, I have listed only my income in the application per her request, if needed I can list hers.?We pay all our bills on time, we have had to use credit more than I would like to due to getting caught with unforeseen expenses like this one. I'm retired from the military so I get guaranteed income every month for the rest of my life?and that yearly income?is included in my income. I know that the interest rate is really high to borrow money, but it's just a lump we will have to take for now to avoid not having both vehicles running.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466467
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	5.93% - 34.00%	Estimated loss impact:	5.63%
Lender servicing fee:	1.00%	Estimated return:	28.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1996	Debt/Income ratio:	7%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 7	Length of status:	10y 1m
Credit score:	720-739 (Jul-2010)	Total credit lines:	42	Occupation:	Sales - Retail
Now delinquent:	3	Revolving credit balance:	$36,061	Stated income:	$50,000-$74,999
Amount delinquent:	$99,991	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	13
Screen name:	EEasyMoney	Borrower's state:	California	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	37 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,400.00	< 31 days late:	0 ( 0% )	760-779 (Dec-2009) 720-739 (Nov-2007)
Principal balance:	$1,609.37	31+ days late:	0 ( 0% )
Total payments billed:	37
Description
3rd Time Borrower/Lender Debt Cons
Purpose of loan:
This loan will be used to pay down a portion of my revolving debt while continuing to rebuild my credit and get one step closer to becoming debt free.

My financial situation:
I am a good candidate for this loan because this is my third Prosper loan.? I have always made my payments early or on time and they will be taken out automatically from my bank account.? I am also a lender as well as a group leader on Prosper.? My group loans have all been paid on time, 100% of the time as well.? As a lender, I have a loan portfolio of about $3500 from which I receive more than enough money to cover the monthly payments for this loan.? I also have a very stable job, having been with the same company for over 10 years now.? If you review my previous loan listing, you'll see that I've been paying down my debt.? Since several of my credit account limits have been reduced my bankcard utilization ratio has increased, thus lowering my credit rating.? Please review my last loan for description of my past credit problems that I am currently rebuilding from.?

Monthly net income: $3618

Monthly expenses: $3205
??Housing: $2200
??Insurance: $160
??Car expenses: $0
??Utilities: $50
??Phone, cable, internet: $120
??Food, entertainment: $350
??Clothing, household expenses $75?
??Credit cards and other loans: $250?
??Other expenses: $0

Left Over: $413

Thank you for taking the time to review my listing and for your potential bid.? As with my previous loans with Prosper, all payments will be made on time or earlier.? Please feel free to ask me any questions you may have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.88%	Starting borrower rate/APR:	21.88% / 24.14%	Starting monthly payment:	$343.16

Auction yield range:	7.93% - 20.88%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1972	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 16	Length of status:	3y 9m
Credit score:	780-799 (Jul-2010)	Total credit lines:	49	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$3,293	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	forceful-value4	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a loan for medical bills
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466497
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$111.34

Auction yield range:	7.93% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	7%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 2	Length of status:	1y 8m
Credit score:	660-679 (Jul-2010)	Total credit lines:	66	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$1,162	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	1/ 1	Homeownership:	No
Delinquencies in last 7y:	99
Screen name:	favorable-listing5	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off My Credit Cards
Purpose of loan:
This loan will be used to pay off my credit cards and consolidate my small debt.

My financial situation:
I am a good candidate for this loan because I have a very stable job (Assistant Principal) in a Public School.

Monthly net income: $ 2500

Monthly expenses: $ 2000
??Housing: $ 700
??Insurance: $ 112
??Car expenses: $0
??Utilities: $ 217
??Phone, cable, internet: $ 100
??Food, entertainment: $ 50
??Clothing, household expenses $ 400
??Credit cards and other loans: $ 100 after consolidation
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,850.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$218.47

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1999	Debt/Income ratio:	29%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 15	Length of status:	2y 5m
Credit score:	760-779 (Jul-2010)	Total credit lines:	44	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$18,402	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	successful-peace	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	760-779 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	740-759 (Jul-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Buying a New Winter Car
Purpose of loan:
We purchased a new winter car and borrowed money for the initial funding from my parents. Now we are paying them off to take over the loans ourselves.

My financial situation:
I am a good candidate for this loan because I have had prosper loans before paid them off quickly. I have a long standing job, jobs on the side and own my own home. I also have a dual income with my husbands job.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	4y 1m
Credit score:	660-679 (Jul-2010)	Total credit lines:	8	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$21,562
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	restless-moola	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
sounderfinancial
Purpose of loan:
This loan will be used to?consolidate debt for one low payment?

My financial situation:
I am a good candidate for this loan because?
my credit history shows that I have no delinquencies since I have been on file.. I repay my debts promptly but going forward want to consolidate what I have left in order to eliminate it in a shorter period of time. I have actually decreased my debt over time but want to accelerate the process. I will be able to eliminate this debt first and come back and consolidate some more.?? I am expecting large lump sum?by the end of September. ?
Monthly net income: $ 3750

Monthly expenses: $
??Housing: $ 350
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $124
??Phone, cable, internet: $ 99
??Food, entertainment: $ 30
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1420
??Other expenses: $ 183
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2002	Debt/Income ratio:	19%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 5	Length of status:	10y 1m
Credit score:	660-679 (Jul-2010)	Total credit lines:	11	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$666	Stated income:	$50,000-$74,999
Amount delinquent:	$50	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	orange-peace-paloverde	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Other Debts
Purpose of loan:
This loan will be used to?pay off some debts that I?owe to the state that I live in.? At?this point I?am working to finish paying off?my credit cards and have been notified?by my state that we owe some extra money for property tax and a fine to the state.? This will?not be paid through my mortgage at this point so somehow I have to pay for it myself.?

My financial situation:
I am a good candidate for this loan because I have been with my current employer for over 10 years and plan on staying with this employer until I retire.? I have had one judgement filed against me that has been satisfied and has been for sometime or I would not have qualified for a home loan.? I have been and am still working on paying off the rest of my credit card debt and plan to have done so by the end of the year.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466533
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.33%	Starting borrower rate/APR:	28.33% / 30.68%	Starting monthly payment:	$415.42

Auction yield range:	10.93% - 27.33%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1990	Debt/Income ratio:	31%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 17	Length of status:	9y 8m
Credit score:	660-679 (Jul-2010)	Total credit lines:	40	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$84,662	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	SoftwareArchitect1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MyDebtConsolidationLoan
Purpose of loan:
This loan will be used to consolidate credit cards debt and improve liquidity.

My financial situation:
I am a good candidate for this loan because I exercise restraint, good judgement as evidenced in my credit history of never been late or missing on a payment.??I hope?that?this loan APR eventually be bid down below 20%.?

Monthly net income: $ 5500

Monthly expenses: $
??Housing: $ (owned)
??Insurance: $ 100
??Car expenses: $ 300
??Utilities: $ (paid by other household)
??Phone, cable, internet: $ 50
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $ 2300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466545
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.10%	Starting borrower rate/APR:	7.10% / 7.44%	Starting monthly payment:	$129.88

Auction yield range:	2.93% - 6.10%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1990	Debt/Income ratio:	25%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 12	Length of status:	5y 0m
Credit score:	740-759 (Jul-2010)	Total credit lines:	31	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$46,343	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	best-impartial-order	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate high interest
Purpose of loan:
This loan will be used to? consolidate some higher interest debt

My financial situation:
I am a good candidate for this loan because?I pay my bills on time and will be using this loan to help aggressively pay off my debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466551
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$121.27

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2003	Debt/Income ratio:	35%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	6y 5m
Credit score:	640-659 (Jul-2010)	Total credit lines:	15	Occupation:	Skilled Labor
Now delinquent:	0	Revolving credit balance:	$3,455	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	44%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	helpful-felicity4	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to? Pay off all of the accounts that I owe on.
My financial situation: I am struggling to make payments on seven different accounts, with one monthly payment and all of my accounts paid in full would really make things alot better and stable. I am current on all of my accounts and always have been, just need a faster way out of?debt.??
IMonthly net income: $ 2600

Monthly expenses: $ 1900
??Housing: $ 750
??Insurance: $ 112
??Car expenses: $ 280????
??Utilities: $ included with rent
??Phone, cable, internet: $ 120
??Food, entertainment: $?200
??Clothing, household expenses $ budgeted in with grocery bill,?have not been spending money that much because?I have been putting most of? my extra money towards bills.?
??Credit cards and other loans: $?500 (Credit cards will be paid off if?my loan is funded, which is about $325 out of the $550)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466569
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2004	Debt/Income ratio:	42%
Basic (1-10):	3	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 5	Length of status:	2y 8m
Credit score:	640-659 (Jul-2010)	Total credit lines:	12	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,355	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	10
Screen name:	productive-duty1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Startup Seed Money
Purpose of loan:
This loan will be used to startup a business.

My financial situation:
I am a good candidate for this loan because I pay my loans on time. The only reason I have a bad rating is because of the mortgage crisis. I short sold my property.

Monthly net income: $ 52500

Payback: I still will be employed at my present company, and my wife works. I will have no problem paying the money back.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 304808
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.33%	Starting borrower rate/APR:	26.33% / 28.65%	Starting monthly payment:	$80.93

Auction yield range:	10.93% - 25.33%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1994	Debt/Income ratio:	42%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 11	Length of status:	4y 9m
Credit score:	660-679 (Jul-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$11,657	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	momma87	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to?make a religious trip.

My financial situation:
I am a good candidate for this loan because? I have?a steady income and will repay!

Monthly net income: $ 2800.00

Monthly expenses: $
??Housing:?$1000?
??Insurance: $
??Car expenses: $400
??Utilities: $
??Phone, cable, internet: $ 80.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 415804
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1996	Debt/Income ratio:	13%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	9y 4m
Credit score:	680-699 (Jul-2010)	Total credit lines:	30	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$3,258	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	cbw1953	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 93% )	680-699 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	1 ( 3% )	640-659 (Jan-2008) 540-559 (Dec-2007)
Principal balance:	$1,111.69	31+ days late:	1 ( 3% )
Total payments billed:	29
Description
Debt Consolidation
Purpose of loan:Debt Consolidation
This loan will be used to Payoff a loan to Dell

My financial situation:Gainfully employed at the same job for 10 Years
I am a good candidate for this loan because I have nearly paid off an existing loan with prosper.

Monthly net income: $3500.

Monthly expenses: $2500
??Housing: $1100
??Insurance: $100
??Car expenses: $300
??Utilities: $300
??Phone, cable, internet: $100
??Food, entertainment: $200
??Clothing, household expenses $50
??Credit cards and other loans: $100
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426568
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	19.88%	Starting borrower rate/APR:	20.88% / 23.13%	Starting monthly payment:	$225.68

Auction yield range:	7.93% - 19.88%	Estimated loss impact:	7.46%
Lender servicing fee:	1.00%	Estimated return:	12.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1984	Debt/Income ratio:	39%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	22 / 17	Length of status:	23y 7m
Credit score:	760-779 (Jul-2010)	Total credit lines:	45	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$10,130	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	LoriM86	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 100% )	760-779 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	660-679 (Jun-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
My loan for home improvement
Purpose of loan:
This loan will be used to pay off several small loans and dept store credit cards. I also want to put laminate flooring / additional new carpeting in my home and put a few dollars in savings.

My financial situation:
I am a good candidate for this loan because I have a solid payment recorded.?

Monthly net income: $ 5350.00

Monthly expenses: $
??Housing: $?1265
??Insurance: $ 65
??Car expenses: $ 600
??Utilities: $?200
??Phone, cable, internet: $?100
??Food, entertainment: $?500
??Credit cards and other loans: $?750

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 439494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 23.03%	Starting monthly payment:	$44.54

Auction yield range:	7.93% - 18.90%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	11.96%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	6y 5m
Credit score:	680-699 (Jul-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$18,343	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	peaceful-investment9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan for my education
Purpose of loan:
This loan will be used to pay books and tuition for the current semester.

My financial situation:
I am a good candidate for this loan because I have never missed? on any of my payments and I have a good track record. Plus, I have a steady job and have been working for the same company for over 6 years now.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 459406
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	31.00%	Starting borrower rate/APR:	32.00% / 34.41%	Starting monthly payment:	$653.32

Auction yield range:	16.93% - 31.00%	Estimated loss impact:	36.32%
Lender servicing fee:	1.00%	Estimated return:	-5.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	5y 10m
Credit score:	680-699 (Jul-2010)	Total credit lines:	8	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$517	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pound-mechanic	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help marine buy his dreamboat.
Purpose of loan:
This loan will be used to? Buy boat

My financial situation:
I am a good candidate for this loan because? Always pay bills on time

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 463398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1991	Debt/Income ratio:	288%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 8	Length of status:	8y 0m
Credit score:	720-739 (Jun-2010)	Total credit lines:	15	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$21,842	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	historic-fund	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Time to Work for Me
Purpose of loan:
This loan will be used to start a business.? For over 15 years I have been working for others and now I'm ready to work for me!

My financial situation:
I am a good candidate for this loan because I do not fear responsibility.? I have acquired two strong clients and three small ones, however, in order to meet the client's growing needs I need to acquire new assets.?
I want to add that currently for this loan I'm only showing my personal net income and expenses, as my husbands income covers all other expenses for our household and will not be used in any way to cover this loan.

Monthly net income: $ 2,400.00

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 0.00
??Car expenses: $ 0.00
??Utilities: $ 0.00
??Phone, cable, internet: $ 0.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1000.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465244
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	1y 10m
Credit score:	680-699 (Jul-2010)	Total credit lines:	7	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$1,063	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	43%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	relentless-income4	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying business equipment
Purpose of loan:
This loan will be used to?upgrade our kitchen equipment to meet the demands of our customers?

My financial situation:
I am a good candidate for this loan because? We have a strong following of regular customers, with great daily sales and a low overhead.

Monthly net income: $?27,000?????

Monthly expenses: $18,000?????
??Housing: $2500 rent for business?
??Insurance: $?200/ per quarter????
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465302
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 10.59%	Starting monthly payment:	$69.45

Auction yield range:	3.93% - 7.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2004	Debt/Income ratio:	9%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	2y 9m
Credit score:	720-739 (Jul-2010)	Total credit lines:	13	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,226	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brightest-loan-carrier	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Healthcare charges on credit card
Purpose of loan:
This loan will be used to pay the balance on my credit card

My financial situation:
I am currently happily employed doing my dream job as an IT consultant. However, things weren?t always this way. I was born with a congenital heart defect that included situs inversus (major organs transposed), tiny holes in the heart and a narrow aorta valve. At the age of nine, I had heart surgery to repair the holes and increase the width of the aorta valve, a pacemaker was also inserted for precaution. I was blessed not to have relied on my pacemaker since it?s implantation and subsequent ?death? when it?s batteries died in 2007. In that same year I had been almost 3 years out of college with a degree in IT and was working at a job that I detested that had almost nothing to do with my major in Information Technology. One morning in early October, the same month the batteries in my pacemaker died, I suffered a light stroke that I mistook for one of my recurring migraines which caused peripheral vision loss in my right eye.

Although I was fortunate that no other damage was done I felt like half my life had been loss and at 25 I hadn?t fully lived yet. After going to several doctors I did my own research and found a new type of vision therapy that promised good results of increasing the neural plasticity of the brain and thus increasing my angle of vision in my right eye. The vision therapy was priced at around $4,000. My insurance company refused to cover the cost of the therapy and with no other option I used my credit card. The good news from all of this is on the same day that I had a stroke I was called for an interview for the job of IT consultant at my alma mater (big coincidence). Believe it or not, even though I had a stroke the day of I was still determined to go to the interview on the next day which I did and subsequently landed the job.

I am highly reliable when it comes to paying my bills on time and am looking forward to eliminating this one big debt that painfully reminds me of my health issues from almost three years ago.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465340
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	1 / 1	Length of status:	5y 0m
Credit score:	720-739 (Jul-2010)	Total credit lines:	5	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$274	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ritalate	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Extra support for the Summer
Purpose of loan:
This loan will be used to help cover personal expenses while not in school.

My financial situation:
I am a good candidate for this loan because I am responsible and currently enrolled at Azusa Pacific University. While in school I am paid through the GI Bill . After December I will be applying for a direct comission in the army to continue my career in a full-time capacity.

Monthly net income: $2300

Monthly expenses: $ 1400
??Housing: $925
??Insurance: $130
??Car expenses: $100
??Utilities: $60
??Phone, cable, internet: $93
??Food, entertainment: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465654
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.48%	Starting borrower rate/APR:	21.48% / 23.74%	Starting monthly payment:	$948.05

Auction yield range:	7.93% - 20.48%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	1y 0m
Credit score:	820-839 (Jul-2010)	Total credit lines:	13	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$935	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	systematic-openness8	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal loan for my business
Purpose of loan:
Business opportunity to double yearly income.

My financial situation:
I am a good candidate for this loan because?great credit score,?never missed a payment on anything?and both?I and wife have incomes.??My wife is employeed as a Human Resource?Director drawing a?steady weekly paycheck and I also?draw a paycheck for part-time work as a controller in addition to my CPA work.??To verify my license number if you wish go to the?Arkansas State Board of?Public?Accountancy and search?for my name or license number #8543.? I also have a Porsche 911 paid for in the garage that would cover this loan if ever needed (but it will not be).? I also expect my income to be over $100,000 this next year.

Monthly net income: $ 6500

Monthly expenses: $
??Housing: $ 1250
??Insurance: $?Employer paid
??Car expenses: $0 cars paid for?
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	7 / 7	Length of status:	3y 3m
Credit score:	660-679 (Jul-2010)	Total credit lines:	35	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$45,155	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	magnetic-transparency5	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for busy month
Purpose of loan:
This loan will be used to provide some extra working capital for my wireless phone business.? Had a few unexpected expenses the past couple of weeks.? Also having a very busy month that has depleted a lot of my inventory at my store.? So in need of the money?to pick up?some extra inventory to tide me over until end of next week when my commission check comes in from the carrier that I sell service for.?

My financial situation:
I am a good candidate for this loan because I always pay my bills.? My credit score is a lower than it used to be (has always been in 720 range before) because like a lot of small business owners, I carry a lot of recurring debt in my personal name that is actually used for business.? And you can see I ALWAYS pay my bills and pay them?on time, as I have not had any deliquencies in the past 7 years.

Monthly net income: $ 5,000

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 400
??Car expenses: $?200?(just for gas, vehicle paid for)
??Utilities: $ 250
??Phone, cable, internet: $ 100
??Food, entertainment: $?500
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1200
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 465992
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	13.93% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1998	Debt/Income ratio:	39%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	7y 3m
Credit score:	620-639 (Jul-2010)	Total credit lines:	18	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$5,870	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	chaunchy	Borrower's state:	Oregon	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 94% )	620-639 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	2 ( 6% )	540-559 (Sep-2008) 540-559 (Jun-2007) 540-559 (Apr-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
Credit ard Consolidation-LOW RISK
The purpose of this loan: I will be using this loan to consolidate all of my credit card balances.??

Why you should fund my loan:? I have just successfully paid off my first Prosper Loan.? That?s right! 3 years and 36 payments later the prosper loan I got is fully paid off.? This shows my commitment to repaying my loan back.? I am serious about rebuilding my credit.? This is evident in the fact that my credit rating is significantly better than when I took out my first loan (+100 points).? My rating improved from HR to E.? I have room in my monthly budget to repay this loan.? As a matter of fact, if I get funded for this loan, I will actually be saving money.? My monthly budget includes room for emergencies as well so that I don?t get into this type of debt again.? This is a low risk/high return bet.??

The two late payment are not true.? Prosper does auto withdraw from my account.? I have never been late.? I think this happened in the 36th payment during the payoff process.? I had to manually make the balance payment of $36.

Monthly income:? $2600??

Monthly expense:
Rent? $600
Car? $440
Gasoline? $150
Utilities? $120
Phone? $70
Food? $300
Clothing/bath? $50
Loan? $200
Combined credit card? $300

Total: $2230
Emergency/savings/unexpected? $300? (balance of income)??

As you can see, I can clearly afford this loan.? Actually, I would actually benefit by freeing up even more money as this loan would replace the credit card payments (for a savings of over $100).? I could apply all monies saved to my car payment or loan payment.??

Thank you everyone for your consideration.? You will not be disappointed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.85%	Starting borrower rate/APR:	14.85% / 17.02%	Starting monthly payment:	$345.92

Auction yield range:	5.93% - 13.85%	Estimated loss impact:	5.23%
Lender servicing fee:	1.00%	Estimated return:	8.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1987	Debt/Income ratio:	65%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	10 / 9	Length of status:	30y 6m
Credit score:	740-759 (Jul-2010)	Total credit lines:	20	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$27,071
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	agreement-equator	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help grandson college, cc consolid
Purpose of loan:
This would help to consolidate credit cards and help my grandson with his last year of college expenses before leaving for the army.?
My daughter just moved in this will eliminate majority of my expenses.
My financial situation:
My expenses are now limited to my cell phone and insurance.? This will allow me to consolidate my biggest credit card payments.

Monthly net income: $ 1526

Monthly expenses: $
??Housing: $?0
??Insurance: $ 65
??Car expenses: $ no
??Utilities: $?100
??Phone, cable, internet: $ 130
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 350
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.20%	Starting borrower rate/APR:	10.20% / 12.31%	Starting monthly payment:	$323.61

Auction yield range:	3.93% - 9.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	7.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	15%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	5y 3m
Credit score:	740-759 (Jul-2010)	Total credit lines:	13	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$12,409	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	gold-trail1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off most of my credit card balances

My financial situation:
I am a good candidate for this loan because I have a very stable source of income and will be able to repay the loan. Also, at this point, I have?a?greater?propensity to pay interest to individuals/small businesses?instead of large faceless corporations!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2005	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	0y 7m
Credit score:	700-719 (Jul-2010)	Total credit lines:	20	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$781	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	direct-capital8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a loan for roof repair
My family and i need a loan for some desperate roof repair. I work in retail and i am also starting my own design company. I have decent credit and it is very important to me to maintain it. I have always paid my bills on time and have managed to maintain a decent credit standing even when i was in school part-time.

I am a good candidate for this loan because it is very important to me to have the peace of mind of being able to pay my bills and having decent credit. It would be a disservice to myself and the lender if i did not pay off my loans.

My monthly net income is 2000 with other income of 400 - 600. My monthly expenses are my car note ($403.33) and my rent ($880.00). Food and utilities ($200). I have no outstanding debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	2y 3m
Credit score:	620-639 (Jul-2010)	Total credit lines:	11	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$295	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	39%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	nshabani6	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	19 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,200.00	< 31 days late:	0 ( 0% )	680-699 (Jan-2010) 640-659 (May-2008)
Principal balance:	$0.92	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
Debt Consolidation
Purpose of loan:
This loan will be used to consolidate some recent purchases and credit cards .

My financial situation:
I am a good candidate for this loan because? I have not had a delinquincy in over 5 years. This will be my 3rd prosper loan , 100% on time on the previous 2.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1997	Debt/Income ratio:	19%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	2y 9m
Credit score:	720-739 (Jul-2010)	Total credit lines:	15	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$3,260	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	livelifelarge	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,900.00	< 31 days late:	0 ( 0% )	720-739 (May-2010) 620-639 (Mar-2008) 620-639 (Jan-2008) 600-619 (Dec-2007)
Principal balance:	$21.29	31+ days late:	0 ( 0% )
Total payments billed:	27
Description
Building my Garage!!!!
Purpose of loan:

To help build my garage! I am the best borrower you will find. My last loan is now paid in full and I am also a prosper lender.

My financial situation:

I have a great job at a great company. My debt is very low and I care about my house and my credit score. My house is a 30 year fixed rate at 4.75% and I have little to no other debt.

Monthly net income: $ 12,100

Monthly expenses: $?
?Housing: $ 3,010??
Insurance: $ 100??
Car expenses: $ 300??
Utilities: $ 75??
Phone, cable, internet: $ 100??
Food, entertainment: $ 300??
Clothing, household expenses $ 100??
Credit cards and other loans: $ 100??
Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$148.65

Auction yield range:	10.93% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2000	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	0y 10m
Credit score:	680-699 (Jul-2010)	Total credit lines:	24	Occupation:	Scientist
Now delinquent:	0	Revolving credit balance:	$8,001	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	vigilance-enjoyment5	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Citi Card
Purpose of loan:
This loan will be used to pay off my Citi bank credit card. It's been hard to do with a 29.99% rate they gave me and I would much rather give interest to any of you fine folks that bid on me.

My financial situation:
I am a good candidate for this loan because I have a fixed school loan payment ending in August that I have been paying since 2006 without any delinquencies. I am a hard worker with a stable job and will have no problem adding this loan to my budget. Admittedly, I used my credit too loosely during college but am now settled in to my new job and city and would love getting rid of this credit card.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	9y 2m
Credit score:	660-679 (Jul-2010)	Total credit lines:	24	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,602	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	flexible-gold0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because I've worked dillegently for the past 3 years to improve my credit. It's been a slow process but over the past 30 months I have 0 late payments and continue to exhibit my commitment to paying my creditors on time.

Monthly net income: $ 6,150

Monthly expenses: $
??Housing: $ 1774 ???? ????
??Insurance: $ 163 ???? ????
??Car expenses: $ 310
??Utilities: $ 315 ???? ???? ????
??Phone, cable, internet: $ 150 ???? ???? ???? ???? ????
??Food, entertainment: $ 150 ???? ????
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 300 ???? ????
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466154
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	18.25%	Starting borrower rate/APR:	19.25% / 21.48%	Starting monthly payment:	$110.35

Auction yield range:	10.93% - 18.25%	Estimated loss impact:	10.43%
Lender servicing fee:	1.00%	Estimated return:	7.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	28%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 4	Length of status:	4y 6m
Credit score:	640-659 (Jul-2010)	Total credit lines:	20	Occupation:	Engineer - Mechanic...
Now delinquent:	1	Revolving credit balance:	$4,906	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	well-mannered-diversification2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt restructuring & consolidation
Purpose of loan:
My goal is to reduce my debt without government handouts.I?m going to use this loan to help sell a financed car and to facilitate buying a used economical low-priced automobile.My wife and I have racked up some serious credit card debt while she was in college and now we are serious and highly motivated to eliminate our debt now that she has graduated in this downtrodden economy.Currently we?re enrolled in Debtwave?s debt management program, which means we closed all our credit card accounts and pay a monthly lump sum ? the credit card debt is scheduled to be paid off in a few years.? I want to?be the Prosper lender in the near future.

My financial situation:
I am a good candidate for this loan because I?m a responsible professional who?has always paid bills on time.?I?ve never defaulted on a loan.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 20
??Car expenses: $ 50
??Utilities: $ 150
??Phone, cable, internet: $ 120
??Food, entertainment: $ 20
??Clothing, household expenses $ 35
??Credit cards and other loans: $ 900
??Other expenses: $ n/a

My financial situation:
I am a good candidate for this loan because I?m a responsible professional who?always pays his monthly bills on time.?I?ve never defaulted on a loan.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 20
??Car expenses: $ 50
??Utilities: $ 150
??Phone, cable, internet: $ 120
??Food, entertainment: $ 20
??Clothing, household expenses $ 35
??Credit cards and other loans: $ 900
??Other expenses: $ n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.33%	Starting borrower rate/APR:	26.33% / 28.65%	Starting monthly payment:	$101.17

Auction yield range:	10.93% - 25.33%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1992	Debt/Income ratio:	29%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	17 / 17	Length of status:	5y 5m
Credit score:	680-699 (Jun-2010)	Total credit lines:	30	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$32,858	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	friendly-repayment	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to?I have a few credit cards with small balances that I would like to consolidate

My financial situation:
I am a good candidate for this loan because?I am employed full time. Married--my wife is employed full time. I have a 401K. My wife has 401K. I get paid weekly

Monthly net income: $ 3200-3500

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$193.60

Auction yield range:	5.93% - 9.00%	Estimated loss impact:	5.14%
Lender servicing fee:	1.00%	Estimated return:	3.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2003	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 12	Length of status:	2y 8m
Credit score:	720-739 (Jul-2010)	Total credit lines:	21	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$13,416	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	gbimports	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	42 ( 100% )	720-739 (Latest)
Principal borrowed:	$17,500.00	< 31 days late:	0 ( 0% )	720-739 (Dec-2009) 700-719 (Oct-2009) 640-659 (Sep-2009) 600-619 (Aug-2008)
Principal balance:	$6,562.20	31+ days late:	0 ( 0% )
Total payments billed:	42
Description
refinance my first loan
Purpose of loan:
This loan will be used to pay of my first loan with a higher rate

My financial situation:
I am a good candidate for this loan because I always pay on time and I am on top of my credit score and I am on my way to become debt free.

Monthly net income: $? 6000.00

Monthly expenses: $
??Housing: $? 1500
??Insurance: $ 200
??Car expenses: $ 430
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $? 400
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 1500
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.50%	Starting borrower rate/APR:	14.50% / 16.66%	Starting monthly payment:	$395.84

Auction yield range:	10.93% - 13.50%	Estimated loss impact:	10.30%
Lender servicing fee:	1.00%	Estimated return:	3.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1992	Debt/Income ratio:	15%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 6	Length of status:	8y 5m
Credit score:	700-719 (Jul-2010)	Total credit lines:	26	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,957	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	77%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	shrewd-loot	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funding our wedding day
Purpose of loan:
This loan will be used to? Fund our wedding day; paying for the service a small dinner and to fly her 93 year old grandmother in.? Thanks for considering this loan and please ask any questions you may have..

My financial situation:
I am a good candidate for this loan because? My bills get paid ontime.? Delinquencies in the past were a result of trusting a previous live-in girlfriend to handle some bills.? I have a stable public sector job.

Monthly net income: $ 5200

Monthly expenses: $
??Housing: $ 400
??Insurance: $ 125
??Car expenses: $ 0 (all paid)
??Utilities: $ 225
??Phone, cable, internet: $ 0 (work pays cell and internet, no cable)
??Food, entertainment: $ 225
??Clothing, household expenses $ 125
??Credit cards and other loans: $ 1200 (trying to pay down quickly, this is higher than the minimums)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.33%	Starting borrower rate/APR:	28.33% / 30.68%	Starting monthly payment:	$623.13

Auction yield range:	10.93% - 27.33%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1984	Debt/Income ratio:	65%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 9	Length of status:	11y 11m
Credit score:	740-759 (Jul-2010)	Total credit lines:	25	Occupation:	Clergy
Now delinquent:	0	Revolving credit balance:	$58,643	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wise-vivid-value	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation situation
Purpose of loan:
This loan will be used to?consolidate bills saving interest each month

My financial situation:goood wanting to improve
I am a good candidate for this loan because?i always pay back good credit

Monthly net income: $2800.00

Monthly expenses: $2100.00
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.28%	Starting borrower rate/APR:	9.28% / 11.38%	Starting monthly payment:	$159.65

Auction yield range:	3.93% - 8.28%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2002	Debt/Income ratio:	186%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	1 / 1	Length of status:	4y 10m
Credit score:	780-799 (Jul-2010)	Total credit lines:	2	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$31	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	serene-reward1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
becoming a yoga teacher
Purpose of loan:
This loan will be used to?
Help pay for a certification in Yoga teacher training, as well as help maintain the experimental dance and performance space I built my self and run.
My financial situation:
I am a good candidate for this loan because?
Once I complete my certification and am teaching yoga I will have my own steady income, but in addition I will receive money from my grandfather left me that was set aside for the day I completed an education. I am honest and hard working, just trying to be an artist, a teacher, and a student of life.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466216
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$159.46

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	3 / 2	Length of status:	1y 10m
Credit score:	760-779 (Jul-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,625	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	11%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	huckleberry5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Hi! I am seeking a loan to consolidate my credit cards. Thanks for your help! It is greatly appreciated.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.00%	Starting borrower rate/APR:	7.00% / 9.07%	Starting monthly payment:	$200.70

Auction yield range:	3.93% - 6.00%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	3.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2006	Debt/Income ratio:	14%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	13 / 10	Length of status:	4y 5m
Credit score:	700-719 (Jul-2010)	Total credit lines:	19	Occupation:	Pharmacist
Now delinquent:	0	Revolving credit balance:	$11,857	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	greenback-saxaphone	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buy low-mile motorcycle from friend
Purpose of loan:
This loan will be used to? purchase a 2005yamaha ?yzf-r1 motorcycle from my friend..it only has 3400 miles.

My financial situation:
I am a good candidate for this loan because?I have a good strong?income and have never?been late on any payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466228
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 36.67%	Starting monthly payment:	$112.00

Auction yield range:	13.93% - 33.23%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2003	Debt/Income ratio:	64%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 9	Length of status:	0y 10m
Credit score:	680-699 (Jul-2010)	Total credit lines:	16	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$8,820	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	equitable-deal3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help Me Move
Purpose of loan:
This loan will be used to help us move. My husband was hired on by a police department and I will be transferring to another retail store. This will help us pay for our rental truck and initial deposits for an apartment. I appreciate anyone's help.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time and am not delinquent on any debts.

Monthly net income: $

Monthly expenses: $
??Housing: $1000/month
??Insurance: $90/month
??Car expenses: $300/car payment
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466238
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	16.93% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1992	Debt/Income ratio:	50%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 18	Length of status:	17y 1m
Credit score:	660-679 (Jul-2010)	Total credit lines:	52	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$13,198	Stated income:	$75,000-$99,999
Amount delinquent:	$1,392	Bankcard utilization:	75%
Public records last 12m / 10y:	2/ 2	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	enriched-moola1	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
make enough $ behind unusual circum
Purpose of loan:
This loan will be used to consolidate bills and catch up. Behind on?bills due to having?3 kids in?intensive outpatient therapy for?opiate addiction - their medicine is?very expensive and they needed to come first at this point in their lives. I am co-signer to 3 of my boys' car. Two of them have been deliquent on their car payments and that's what shows as deliquent on my credit. Both are now sober and are working full time to get their payments caught up. That's why we can't get our own loan because of their car payment deliquencies.

My financial situation:
I am a good candidate for this loan because I have held my job for over 17 years - I make a steady income and am good at budgeting

Monthly net income: $ 3800

Monthly expenses: $ 2050 goes into a?budget account and husband pays the bills
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466240
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.25%	Starting borrower rate/APR:	7.25% / 7.59%	Starting monthly payment:	$309.92

Auction yield range:	2.93% - 6.25%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1989	Debt/Income ratio:	14%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	3y 4m
Credit score:	800-819 (Jul-2010)	Total credit lines:	35	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$37,053	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	55%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	understanding-greenback5	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Saving my marriage
My situation:
My wife and I recently salvaged our slowly disintegrating marriage and are now focusing on our financial futures together.? This is our first step, to get rid of all our debts and regain our abilility to enjoy life without credit cards.

Thank you for considering our loan.

Purpose of loan:
This loan will be used?to pay down credit card dept.?

My financial situation:
I am a good candidate for this loan because I always pay my debts, have never been unemployeed, have a good stable job, a house, and family.?? I will, ultimately, consolidate all my credit card dept to eliminate them completely.?

I earn enough to pay down the credit cards now but with their interest rates it would take me many years, so I'm looking for a better deal to eliminate the debt and start fresh.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466250
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 11.30%	Starting monthly payment:	$159.46

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1991	Debt/Income ratio:	32%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	7y 9m
Credit score:	740-759 (Jul-2010)	Total credit lines:	17	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$10,118	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	DR1500	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	740-759 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	700-719 (Jun-2008) 600-619 (Dec-2007)
Principal balance:	$2,843.98	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
IVF for pregnancy
Purpose of loan:
This loan will be used to help supplement the cost of IVF
My financial situation:
I have had a prosper loan for the last two years and have never been late
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466252
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.30%	Starting borrower rate/APR:	34.30% / 36.74%	Starting monthly payment:	$179.36

Auction yield range:	13.93% - 33.30%	Estimated loss impact:	15.54%
Lender servicing fee:	1.00%	Estimated return:	17.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	10%
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 3	Length of status:	7y 6m
Credit score:	660-679 (Jul-2010)	Total credit lines:	14	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$1,430	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	38
Screen name:	income-mate	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help us fix up our new home!
Purpose of loan:
This loan will be used?to fix up our new home and to help pay for our wedding. My fiance and I just closed escrow on our first home on June 16th?and there are lots of things to take care of around the house. We need a new toilet, the backyard needs to be re-done so that our two little dogs can safely be in the backyard, and we want to be able to create a loving, safe home for the family that we want to start within the next year.

Your help will be greatly appreciated!

My financial situation:
I am a good candidate for this loan because?my fiance and I?have?stable jobs with stable income. My bills are paid on time every month and this loan will be paid, ON TIME, every month as well.

We are good, honest people just trying to live out the american dream and build a home for our growing family.

When I was younger I made a few financial mistakes but I have spent the last 4 years trying to build everything back up. I am constantly?finding that because of my past mistakes it is difficult for me to finance certain things. But hey, I must be doing something right if I was able to purchase a home, right??

Even though my rating isn't so desirable, I can guarantee that my payments will be made on time, every month. Please help me out so that I can prove myself and so that we can fix up our home.

Thank you!

Monthly net income: $ 4200.00

Monthly expenses: $ 2575.00
??Housing: $ 1300.00
??Insurance: $ 150.00
??Car expenses: $ 200 for gas (I commute with co-worker)
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 250
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466256
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$397.60

Auction yield range:	16.93% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	32%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 10	Length of status:	18y 6m
Credit score:	640-659 (Jul-2010)	Total credit lines:	39	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$75,761	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	nasjack	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Card
Purpose of loan:
This loan will be used to pay off a credit card that just raised their rate.

My financial situation:
I am a good candidate for this loan because, I have 0 late payment history on any of my obligations.? I currently own an 12 unit apartment complex and 5 rental houses.? I had taken a cash advance against one of my credit cards about a year ago to buy an inexpensive house to fix up and rent.? The rate on my credit card at the time was 5.9%.? However, I just recently got a notice that they are raising the rate on that card to 29%.? I've been making larger than expected payments, but 29% is crazy.?? My credit is strong, and my ability to pay is even stronger.?

Monthly net income: $ 8500 ????

Monthly expenses: $
??Housing: $ 2250
??Insurance: $ 450
??Car expenses: $ 600
??Utilities: $ 490
??Phone, cable, internet: $ 120
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 1200
??Other expenses: $ n/a
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.30%	Starting borrower rate/APR:	10.30% / 10.65%	Starting monthly payment:	$486.12

Auction yield range:	2.93% - 9.30%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	11%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	1y 2m
Credit score:	820-839 (Jul-2010)	Total credit lines:	19	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$7,623	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	triangulation9	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Website/Business Improvements
Purpose of loan:
Hello friends! This loan will be used to support business operations for my company.? I am currently in year 3 of operations and I plan to use the loan to refine my current website and also enhance my current web-marketing strategy.?? Specifically, the funds will be used to automate back-office processes (minimizing overhead costs) and expand marketing on the web (generating more sales).? I can provide an executive summary of my business plan for all interested parties.?

My financial situation:
I am a good candidate for this loan because I have an outstanding credit score (>800), low debt to equity ratio and I am a 10 year seasoned professional in my sector.? I am currently an engineering and recruiting professional in the Washington DC area and my start-up company focuses on consulting and recruiting services in my field.? My revenues have grown 18% for the last 2 years and I am anticipating 15% growth in 2010 (year 3).? If you have any questions regarding my business or how the money will be spent, I will be more than willing to answer.?

You may notice that I have a high revolving debt credit balance and that is due to monthly business expenses that I execute and I also used a One year "same as cash" loan to replace windows in my house.? The remodeling loan is 30% paid off.?

Again, Thank you for your interest and have a great day!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466278
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.33%	Starting borrower rate/APR:	28.33% / 30.68%	Starting monthly payment:	$498.50

Auction yield range:	10.93% - 27.33%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	41%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 11	Length of status:	3y 3m
Credit score:	700-719 (Jul-2010)	Total credit lines:	20	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$17,734	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	transparency-gyration	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?pay off credit cards?

My financial situation:
I am a good candidate for this loan because?I have a fairly good credit history and this loan will able to me to pay off my credit cards at a lower interest rate.?

Monthly net income: $2400

Monthly expenses: $
??Housing: $ 1132????
??Insurance: $ 198????
??Car expenses: $326.61?
??Utilities: $?100
??Phone, cable, internet: $150
??Food, entertainment: $ 100
??Clothing, household expenses $50
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466288
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.01%	Starting borrower rate/APR:	20.01% / 23.79%	Starting monthly payment:	$37.17

Auction yield range:	7.93% - 19.01%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1985	Debt/Income ratio:	57%
Basic (1-10):	9	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	23 / 19	Length of status:	21y 8m
Credit score:	660-679 (Jul-2010)	Total credit lines:	48	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$67,271	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mystical-gain9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate debt
Purpose of loan:
This loan will be used to?
consolidate debt for better managment of my finances.
My financial situation:
I am a good candidate for this loan because?
I pay my debt in a timely manner; trying to consolidate some for better debt management
Monthly net income: $ 1959.00

Monthly expenses: $
??Housing: $ 430.00
??Insurance: $ 93.00
??Car expenses: $ 378.2
??Utilities: $ 125.00
??Phone, cable, internet: $ 50.00
??Food, entertainment: $ 180.00
??Clothing, household expenses $
??Credit cards and other loans: $ 1256.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466300
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1998	Debt/Income ratio:	24%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	3y 8m
Credit score:	640-659 (Jul-2010)	Total credit lines:	19	Occupation:	Executive
Now delinquent:	1	Revolving credit balance:	$353	Stated income:	$25,000-$49,999
Amount delinquent:	$562	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	31
Screen name:	ischmelle	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	1 ( 3% )	660-679 (May-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
I'm almost there!
Purpose of loan:
I received a Prosper loan 3 years ago that was wonderful for me!? So, thank you Prosper lenders!? At the time of my last loan, I took care of the biggest fires, so to speak.? I paid the highest and hardest bills that my salary was unable to handle.? I cannot say what a blessing my first loan was.It helped me through a very difficult time as I recovered from my divorce and enabled me to at least climb out of the hole, if not all the way, then almost.? Since then, I have had 2 bills (part of the bunch that I was not able to cover with the first loan) that are higher than I can handle monthly, which is what credit score is reflecting.? They have been lurking around my life, continuing to lower my credit score and choking the opportunity out of my income.? This loan would take care of those remaining bills, as well as my huge dental bill that is hanging over me, and allow me to FINALLY climb out of that hole for good!

My financial situation:
I am a good candidate for this loan because I was a faithful payer of my first prosper loan.? The one late payment that is shown is not actually a late payment, but a glitch in the prosper system on my final payment (I do have an email from prosper that states that fact.)? I take the idea of peer to peer borrowing very seriously and I would not apply for this loan if I was unable to fulfill it.? I have minimized monthly expenses as much as possible and am prepared to take this final step to get my financial situation back on track.

Monthly net income: $ 2662.92

Monthly expenses: $ 2166.00
??Housing: $ 1035.00
??Insurance: $ 94.00
??Car expenses: $ 305.00
??Utilities: $ 40.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 242.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466314
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$429.74

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1992	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	9 / 6	Length of status:	1y 2m
Credit score:	640-659 (Jul-2010)	Total credit lines:	31	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$353
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	9
Screen name:	five-star-leverage7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping Mom
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466318
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.30%	Starting borrower rate/APR:	8.30% / 8.64%	Starting monthly payment:	$157.37

Auction yield range:	2.93% - 7.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2001	Debt/Income ratio:	10%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 9	Length of status:	2y 3m
Credit score:	800-819 (Jul-2010)	Total credit lines:	11	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$5,636	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bold-resolute-worth	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Community Photography Studio
Purpose of loan:
This loan will be used to fund a community photography studio. I have a substantial list of freelance photographers who are in need of a physical location to perform studio photography and don't want to run their own studio. I need a few thousand dollars to buy some equipment and pay the first month or two of rent. The photographers using the studio will pay a reasonable hourly price and will then be able to offer their services to more clients - especially as we enter the fall and winter seasons.

My financial situation:
I am qualified to receive this loan as I have done a year's worth of due-diligence in looking for the right location and waiting for the right time in my life to pursue this opportunity. I have saved a few thousand over the last year but would like a bit more to work with. I also do web development projects on the side that is not reflected in my yearly income and I plan to have this location double as my office to meet with new clients during the day as most of its use will be in the evenings and weekends.My plan is that this business location will be a pivotal point looking back at my life where I took a risk and was able to move from being simply paid by the hour to having a business that I can work with others to help them make money and make a difference.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466320
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	10.93%	Starting borrower rate/APR:	11.93% / 14.06%	Starting monthly payment:	$165.90

Auction yield range:	10.93% - 10.93%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1995	Debt/Income ratio:	22%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	34y 10m
Credit score:	740-759 (Jul-2010)	Total credit lines:	12	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$910
Amount delinquent:	$0	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sundaepacket2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	740-759 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	660-679 (Oct-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	16
Description
Home Improvement
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466332
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2000	Debt/Income ratio:	55%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	9 / 9	Length of status:	4y 10m
Credit score:	680-699 (Jul-2010)	Total credit lines:	21	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$19,515	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	bid-enchilada	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
when it rains it pours..
Purpose of loan:
This loan will be used to? repair car, water heater, medical expenses, repair lawn mower, help with utility bill, kids school clothes, etc

My financial situation:
I am a good candidate for this loan because?we're now on a strict budget, and we know we can do this.? We have learned our lesson the hard way.? We desparately need to get our vehicle fixed because that's our only mean of transportation, and we can't afford to break down on the side of the road with our kids.? Our water heater needs to be repaired.? We were told that if we didn't get this done soon it could eventually catch on fire.? On top of that our lawn mower decided to die on us, and it's in the shop.? We're still paying on the hospital bill from when our daughter had swine flu back in October last year and had to be put on oxygen and etc.? Still paying on the hospital bill from the delivery of our daughter last yr.? Please help us get back on our feet.?
Monthly net income: $ 3300.00

Monthly expenses: $ 2869
??Housing: $ 1113
??Insurance: $
??Car expenses: $ 436
??Utilities: $ 280
??Phone, cable, internet: $ included in utilities
??Food, entertainment: $ 360
??Clothing, household expenses $
??Credit cards and other loans: $ 280
??Other expenses: $ 400? daycare
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466336
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.95%	Starting borrower rate/APR:	19.95% / 22.19%	Starting monthly payment:	$259.97

Auction yield range:	16.93% - 18.95%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	39%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	5 / 4	Length of status:	16y 7m
Credit score:	740-759 (Jul-2010)	Total credit lines:	15	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$747	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	enthralling-loyalty7	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to? consolidate bills

My financial situation:
I am a good candidate for this loan because?
i am a hard worker, and i am trying to get all of my bills together.So i can have easier time making ends meet.
Monthly net income: $1,600

Monthly expenses: $
??Housing: $ 1312
??Insurance: $ included in mortgage
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 80
??Other expenses: $ gas($80)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466342
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2007	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 4	Length of status:	0y 0m
Credit score:	640-659 (Jul-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,716	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	15%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	enriching-platinum	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds for College
Purpose of loan:
This loan will be used to pay for my 2010 fall semester of college. I am unable to get another private loan because my cosigner will no longer support my education.

My financial situation:
I am a good candidate for this loan because I have a full time salaried management position with Harrah's Entertainment and am able to pay $300-$400 a month. I am a dedicated full time employee, and a dedicated full time student.

Monthly net income: $2092.80

Monthly expenses: $ 1240.00
??Housing: $375.00
??Insurance: $65.00
??Car expenses: $360.00
??Utilities: $120.00
??Phone, cable, internet: $80.00
??Food, entertainment: $160.00
??Clothing, household expenses $40.00
??Credit cards and other loans: $40.00
??Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.30%	Starting borrower rate/APR:	10.30% / 10.65%	Starting monthly payment:	$486.12

Auction yield range:	2.93% - 9.30%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1985	Debt/Income ratio:	8%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	19 / 19	Length of status:	23y 4m
Credit score:	800-819 (Jul-2010)	Total credit lines:	56	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$67,417	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mort317	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Remodeling Pool and Deck
Purpose of loan:
This loan will be used to fix and refurbish our pool and patio. We sustained damage as a result of Hurricane Wilma and have been holding off in fixing it. Unfortunately with a 2 yoa and 6 yoa child we cannot hold off any further as it has become dangerous to use and the concrete deck is spidering. A minor fix is only throwing good money into a bad situation.

My financial situation:
I am a good candidate for this loan because I have been working with the same organization for 20+ years. I make my payments in a timely manner and trying to eliminate debt.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466356
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	2 / 2	Length of status:	29y 3m
Credit score:	660-679 (Jul-2010)	Total credit lines:	20	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sunny-duty7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
replacing 5 windows 2 doors etc
Purpose of loan:
This loan will be used to? house repairs

My financial situation:
I am a good candidate for this loan because? i pay my bills

Monthly net income: $ 1860.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 223.00
??Car expenses: $ 0
??Utilities: $ 150.00
??Phone, cable 35.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 0
??Other expenses: $ 200.0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.30%	Starting borrower rate/APR:	8.30% / 8.64%	Starting monthly payment:	$220.32

Auction yield range:	2.93% - 7.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1976	Debt/Income ratio:	10%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	14y 1m
Credit score:	800-819 (Jul-2010)	Total credit lines:	18	Stated income:	$25,000-$49,999
Now delinquent:	0	Revolving credit balance:	$4,634
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	indomitable-dedication7	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? pay down credit cards

My financial situation:
I am a good candidate for this loan because? i pay my bills
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$383.27

Auction yield range:	2.93% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1991	Debt/Income ratio:	19%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	4y 9m
Credit score:	840-859 (Jul-2010)	Total credit lines:	30	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$7,478	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	14%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	transaction-boss6	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit cards / legal fees (divorce)
Purpose of loan:
This loan will be used to pay off high-interest credit card debt and legal fees related to my?pending divorce. We have signed the papers and are simply waiting for a court date.

My financial situation:
I am a good candidate for this loan because?the monthly payments on this personal loan will be less than what I'm currently paying out monthly for credit cards and legal fees combined which will?help me build up my savings. I have been paying an average of?three times the minimum payment on the credit cards to get caught up. I have worked?in?the ERP and enterprise business software market since 1997, have a BA Degree from a very good private college, and am a firm believer in paying my bills on-time (that's?how my parent's raised me). The dissolution to my marriage allows me to keep the house (currently going through the loan assumption process) and?my children (who mean everything to me). My youngest child?will be in?kindergarten this year saving me more per moth in daycare expenses than I will be paying out in spousal support for the next two years so this will definitely get me back to a much more stable financial situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1990	Debt/Income ratio:	37%
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 6	Length of status:	15y 8m
Credit score:	700-719 (Jul-2010)	Total credit lines:	27	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$3,893	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	worldly-integrity0	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Kalimbadreams
Purpose of loan:
This loan will be used to help with the printing costs to?self publish a book.? We are coming to the final chapter of a book that Cory has been writing for the past 9 yrs. He has been following a "Dream" that is finally getting close to becoming reality. Over 9 yrs ago Cory started down the path of writing a book. During his spare time he began jotting notes in numerous notebooks, spending hours and days lost in his work. Then he began putting these notes down into sentences, that led to paragraphs, pages then chapters and almost finally a book. The book will be complete in the next few months. Over a yr ago we began researching how to get the book printed. We looked at several publishing companies before realizing that as a first time author, most of them just wanted your money. Cory then decided to start his own publishing company in order to publish the book himself. We researched copy write and getting an ISBN number and registering the book with the Library of Congress. Then we looked at the cost of printing the book. We located a printing company that would print the book at a very reasonable rate. Next step - find an editor. Many e-mails were sent out and a wonderful young lady came into our lives. Along the way many other wonderful people have stepped forward to offer advice and help. We have learned so much from this process and hope in the future to help other first time authors and those with dreams to publish their books too. Cory has put together a video that we plan on using the publicize the book on the internet and we have a website that we will launch. We are looking for funding to print the first 500-1000 books. Once this is done we will use the profits from the sale to invest back into the company to print additional copies.

We hope that we can find a lender who is interested in believing in this dream and helping to make it a reality. If you are interested, we would like to share with you the video that Cory has created, along with a few chapters of the book.

My financial situation:
I am a good candidate for this loan because I work extremely hard and am not afraid of going the extra mile and doing extra work to acheive my goals.

Monthly net income: $ 3350

Monthly expenses: $
??Housing: $ 350
??Insurance: $ 50
??Car expenses: $ 500
??Utilities: $ 200
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 400
??Credit cards and other loans: $?200
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.48%	Starting borrower rate/APR:	21.48% / 23.74%	Starting monthly payment:	$568.83

Auction yield range:	7.93% - 20.48%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1988	Debt/Income ratio:	25%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	2y 8m
Credit score:	820-839 (Jul-2010)	Total credit lines:	30	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$22,949	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	a-loan-mogul	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards home repair
Purpose of loan:
This loan will be used to? Pay off my credit card that were used to make some emergency home repairs due to busted pipes.

My financial situation:
I am a good candidate for this loan because? I pay all of my bills on time and I am very conscious of what I can afford and do not exceed my limits unless in an emergency like my recent home repairs.

Monthly net income: $ 6200.00

Monthly expenses: $
??Housing: $ 1962.00
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 120.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1800.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466386
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.33%	Starting borrower rate/APR:	28.33% / 30.68%	Starting monthly payment:	$955.47

Auction yield range:	10.93% - 27.33%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1988	Debt/Income ratio:	25%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	15y 11m
Credit score:	720-739 (Jul-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$24,303	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	responsibility-bada-bing2	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
creditcard payoff legal fee
Purpose of loan:
This loan will be used to?either consolidate a high balance citicard account, or pay some legal expenses. ? An accident involving my 13 year old daughter this past January has left us with legal fees of over 60k. ?

My financial situation:
I am a good candidate for this loan because? I am well? employed.? Family farm with good resources.? I could pull more from the farm but am trying to take most of this burden on my self. ????

Monthly net income: $ 6000 - 7000

Monthly expenses: $
??Housing: $ 0 provided with work ????
??Insurance: $ 70
??Car expenses: $ 0? both cars paid for but high milage
??Utilities: $ 0 provided with work
??Phone, cable, internet: $ 0? work
??Food, entertainment: $ 350
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 2300? @ 28%
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2002	Debt/Income ratio:	30%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 13	Length of status:	3y 0m
Credit score:	640-659 (Jul-2010)	Total credit lines:	31	Occupation:	Other
Now delinquent:	3	Revolving credit balance:	$46	Stated income:	$50,000-$74,999
Amount delinquent:	$4,502	Bankcard utilization:	5%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	3
Screen name:	treasure-nucleus8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
License/Inventory for Mall Cart
Purpose of loan:
This loan will be used to establish a mall cart selling one of the #1 digital device accessories. The loan will be used for initial inventory, starting expenses such as payroll, licensing fee and first month/last month rental fees. I have personally raised $15,000 of savings to begin this venture which planned to expand to 3 carts in my local area, but starting capital needed is approximately $35,000 which covers licensing, cart displays and signage, marketing plan, P.O.S System, Merchant Account establishment, mail marketing program, PR assistance, advertising, product displays, all supplies needed for opening, initial product order and capital for unexpected expenses, including salaries, displays, etc. (Please request information on the product if interested in helping with funding).

My financial situation:
I am a good candidate for this loan because at break even for the first year the business is establish, my full time position provides enough income to repay the loan according to all terms and on time. I have successfully invested in previous ventures in ecommerce and web design. I have worked hard at rebuilding my credit while moving up to management with my employer AT&T to a good income that allows me the flexibility to pay all my debts as well as save for an opportunity like this. I have degrees in management and leadership experience through the US Army for 5 years as well as Operations Management and Project management with AT&T.

Monthly net income: $ 4634.75

Monthly expenses: $ 1696.00
??Housing: $ 785
??Insurance: $
??Car expenses: $ 321
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 200
??Clothing, household expenses $ 40
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2007	Debt/Income ratio:	24%
Basic (1-10):	2	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	10 / 6	Length of status:	2y 10m
Credit score:	640-659 (Jun-2010)	Total credit lines:	12	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$1,971	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sprout187	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to pay off my credit card bills.

My financial situation:
I am a good candidate for this because?I pay all my bills on time.I am really trying to payoff my credit card bills so that?I will only have one monthly payment for my credit card bills my credit score is not very high becuase of my credit card bills and only paying the min amount which will take many years to pay off becuase of the intrest rate.
Monthly net income: $

Monthly expenses: $
??Housing: $?850
??Insurance: $ 76.00
??Car expenses: $?150
??Utilities: $ 340
??Phone, cable, internet: $ 117.00
??Food, entertainment: $ 250
??Clothing, household expenses$200.00
?$ Credit cards and other loans: $ 3000
??Other expenses: $500.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466428
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.33%	Starting borrower rate/APR:	27.33% / 29.67%	Starting monthly payment:	$205.01

Auction yield range:	10.93% - 26.33%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1991	Debt/Income ratio:	240%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 9	Length of status:	3y 5m
Credit score:	680-699 (Jul-2010)	Total credit lines:	39	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$2,129	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	1/ 1	Homeownership:	No
Delinquencies in last 7y:	14
Screen name:	oscar101	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Payday Loans
Purpose of loan:
This loan will be used to?
Payoff Pay Day Loans
My financial situation:
Monthly net income: $ 3850

I am trying to get my credit back on track - I did get myself in trouble with credit cards and the public record should show that I settled the judgement without going to court - I paid the amount off thru an attorney. If more information is need please contact me personally thru my email address.

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 160.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $?50.00
??Credit cards and other loans: $ 356.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1980	Debt/Income ratio:	30%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 16	Length of status:	2y 2m
Credit score:	680-699 (Jul-2010)	Total credit lines:	28	Occupation:	Pharmacist
Now delinquent:	0	Revolving credit balance:	$12,990	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	vibraphone5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New daughter and wedding in August!
Purpose of loan:
This loan will be used to supplement wedding fund money that we used for new daughter.

My financial situation:
I am a good candidate for this loan because I can very easily pay off this loan after our wedding. I am never late on payments and?have a very secure job.?

Monthly net income: $ 6,000

Monthly expenses: $ 4630
??Housing: $?850
??Insurance: $ 80
??Car expenses: $ 600
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 200
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 2000
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.93%	Starting borrower rate/APR:	13.93% / 16.09%	Starting monthly payment:	$119.50

Auction yield range:	5.93% - 12.93%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2002	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	5y 4m
Credit score:	740-759 (Jun-2010)	Total credit lines:	2	Occupation:	Tradesman - Mechani...
Now delinquent:	0	Revolving credit balance:	$3,000	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	jholiday	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit card debt!!
Purpose of loan:
This loan will be used to?
Pay off high interest credit card (20%+!)
My financial situation:
I am a good candidate for this loan because?I pay all my bills on time.
Feel free to ask me any questions!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466444
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$542.29

Auction yield range:	7.93% - 17.00%	Estimated loss impact:	8.89%
Lender servicing fee:	1.00%	Estimated return:	8.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1991	Debt/Income ratio:	13%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	4y 11m
Credit score:	760-779 (Jul-2010)	Total credit lines:	24	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$58,388	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	upright-durability9	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards accumulated from car repairs, etc. Credit card was changed to a higher rate. Looking to reduce the debt with a lower rate.

My financial situation:
I am a good candidate for this loan because I have a stable job and make good money.

Monthly net income: $9,400

Monthly expenses: $5,400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466446
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	23%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 7	Length of status:	5y 7m
Credit score:	700-719 (Jul-2010)	Total credit lines:	31	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$3,888	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ben24143	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my last High Balance CC
Purpose of loan:
This loan will be used to pay off my last high balance credit card. Through the card company i can pay $236 a month and have it paid?off in 3 years, but i wanted to take a chance to see if i could do it sooner. ?

My financial situation:
I have a good credit score and never pay my bills late. i messed up my credit when i was in my early 20's, but i have worked hard to rebuild it. i recently built a new home and am in good financial shape. Just look at my delinquencies in the last 7 years... 0
Monthly net income: $ My wife and i combined bring in $4400 a month in net income.

Monthly expenses: $?
??All of our expenses with entertainment, food, and gas a month are $3,000 so i have around $1400 a month leftover. Some people may ask why i havent saved enough to pay off the card already, agian we just built and moved into a house so that has taken a lot of savings for down payment and moving expenses. I just want to get rid of this credit card as fast as i can at the best rate. My total credit lines show a high number, because i have a bunch of individual student loans. After this credit card is paid off, i'm going to tackle the student loans.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	12 / 11	Length of status:	4y 6m
Credit score:	720-739 (Jul-2010)	Total credit lines:	34	Occupation:	Landscaping
Now delinquent:	0	Revolving credit balance:	$21,643	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	openness-washboard6	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Debt and Paying Taxes
Purpose of loan:
This loan will be used to? pay down debt and 2009 taxes.

My financial situation:
I am a good candidate for this loan because? I am a fiscally responsible small business owner who has suffered during this economic slow-down. I have tried to go the conventional bank loan process, but even with good credit scores (690+), my debt to credit ratio is what is getting me declined.? Couple that with declining home equity, and its becoming impossible to secure a bank loan.

Monthly net income: $?6500

Monthly expenses: $
??Housing: $ 2000
??Insurance: $ 80
??Car expenses: $ 325
??Utilities: $ 125
??Phone, cable, internet: $ 75
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466462
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	33.23%	Starting borrower rate/APR:	34.23% / 36.67%	Starting monthly payment:	$224.01

Auction yield range:	13.93% - 33.23%	Estimated loss impact:	15.53%
Lender servicing fee:	1.00%	Estimated return:	17.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	39%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	17 / 15	Length of status:	5y 1m
Credit score:	640-659 (Jun-2010)	Total credit lines:	75	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$3,091	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	myday	Borrower's state:	Missouri	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	61 ( 95% )	640-659 (Latest)
Principal borrowed:	$12,500.00	< 31 days late:	3 ( 5% )	620-639 (Apr-2008) 580-599 (Apr-2007)
Principal balance:	$1,941.13	31+ days late:	0 ( 0% )
Total payments billed:	64
Description
Ensuring a Stable Future
Dear Prosper Lenders ???I have taken out 2 prosper loans before and found the Prosper community to be great. Please don?t judge me by my credit score alone.? As I indicated in my first Prosper listing?I had a good credit rating until several years ? I was part of a lay off and I still had bills, credit cards, medical payments, and in school.?I am now in a much more stable situation.? As you can see my Credit Rating has actually went up again!!? I have been blessed to have kept a job and progress in my career throughout these tough economical times.

I am currently in a situation where I?ve had to take out a loan in order to pay for my car to be fixed ($2,700) and pay my personal property taxes ($1100).? Also, I have made a?commitment to my older son to attend?two very important summer camps to determine which college he will be attending ? Gallaudet in Washington DC and the National Technical Institute for the Deaf in Rochester New York.? Both camps have been paid for and now I need to cover the transportation costs as well as additional expenses.? He?is 17 years old and hearing impaired.? He goes to a public High School in which he takes all regular (non special education) grade appropriate classes.? He has an Interpreter for each class?and reads lips very well. He has an overall GPA of 3.3?and runs track and is on the football team.

This loan will allow me to pay off my credit card debt and free up my finances to afford to send my son to these camps in late July and early August, while, allowing me to save hundreds of $$ from high interest credit cards and loans.

I am a good candidate for this loan because 1)? I have been a borrower from the Prosper community since 2007 with a very good payment history? 2)? I have a stable and verifiable income 3)? With the help of my Prosper loans my credit rating has significantly increased.

My financial situation:
Monthly Net Salary (bi weekly $1724)
Total Monthly Income ?$3448.00

Monthly expenses: $?
Mortgage/rent: $ 650
Car expenses: $400
Utilities:?$250
Phone, cable, internet: $100
Food, entertainment: $250
Clothing, household expenses $150
Monthly expenses:? $1800.00

Credit cards and other loan payments:
Capital One CC's:? $2100? Mnthly pymnt:? $450+
Orchard Bnk?CC?s:?$1000? Mnthly pymt:? $150+
Quick Click Ln/Sun Loan;? $2400??? Mnthly Pymnt:? $382
Prosper Loan:? $1900? Mnthly Pyment:? $226 (payoff date 5/2011)
Monthly Debt Payment is a minimum of $1158
Monthly Debt if the Prosper loan is funded:? $224 + (1st Prosper Loan $226) = $450

As you can see by consolidating my bills I will literally be saving over $700 a month.? Please feel free to ask me any questions.??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466464
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	43%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	16 / 16	Length of status:	12y 3m
Credit score:	660-679 (Jul-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$8,720	Stated income:	$1-$24,999
Amount delinquent:	$442	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	fairness-wizard337	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? Consolidare charge cards

My financial situation:
I am a good candidate for this loan because? I am never late with payments...would like one monthly payment

Monthly net income: $ 2000.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $
??Car expenses: $
??Utilities: $?400.00
??Phone, cable, internet: $
??Food, entertainment: $ 400.00
??Clothing, household expenses $
??Credit cards and other loans: $ 700.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466468
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.30%	Starting borrower rate/APR:	8.30% / 8.64%	Starting monthly payment:	$157.37

Auction yield range:	2.93% - 7.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1988	Debt/Income ratio:	9%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	6y 5m
Credit score:	840-859 (Jul-2010)	Total credit lines:	27	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$3,969	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	4%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	treasure-spilunker	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Old Car
The purpose of this loan is to buy a used vehicle as my beloved 93 Acura is ready for it's final resting place, it spends more time with the mechanic than with me! I have a very secure job running the office of a local pilot. I was at my prior job for 11 years and have not been unemployed since the very early 90's when I was home with my children. I am quite stable, living in the same neighborhood all my life and involved in the community. Lending money to me is a pretty safe bet, as I have always paid my bills and never had a foreclosure or repossession of any kind. I am lucky enough to have a great boss and use of our company vehicles, but would like my own as I am usually driving a truck capable of towing a helicopter! Thanks for your consideration! The above picture is myself and my handsome son!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2006	Debt/Income ratio:	28%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 4	Length of status:	0y 9m
Credit score:	680-699 (Jul-2010)	Total credit lines:	4	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brightest-pound-recorder	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to pay off my credit card debt.?

My financial situation:
I am a good candidate for this loan because I am employed full-time in a stable work environment.? I plan on staying with my employer until I reach retirement.I am at an age now where I am responsible enough to make monthly payments in order to get my finances straightened out so that I can focus on my future retirement goals.?I currently make monthly payments on a vehicle and cell phone service.I am looking for a loan with a low interest rate in order to pay off my credit card within a few years.I want to be able to enjoy the things in my life instead of worrying everyday over how to pay off the mistakes I have made in my past.?

Monthly net income: $1884.00

Monthly expenses: $
??Housing: $ 0.00
??Insurance: $ 0.00
??Car expenses: $?300.00
? Utilities: $?0.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 600.00
??Clothing, household expenses $ 20.00
??Credit cards and other loans: $ 400.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$565.13

Auction yield range:	16.93% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1995	Debt/Income ratio:	11%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	1y 3m
Credit score:	720-739 (Jul-2010)	Total credit lines:	27	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$1,377	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 5	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	Megmosg	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Continue establishing credit
Purpose of loan:?is to continued establishing credit

My financial situation:
I am a good candidate for this loan because I have no debt (except an auto loan), well established in my profession making? $125,000 (verified), and no current mortgage.

I have successfully re-established my credit after a bankrupty back in 2005 due to divorce proceedings. Prior to that period I had a 20 year 800+ rating and now is over 720 since that time. I have worked hard to maintain and increase that rating and successfully paid other personal loans off to re-establish credit. I am confident that I can obtain credit through Prosper.

In my opinion, there is no risk in your investment as I have recent strong history of payment and credit.

I encourage you to ask guestions! Thank you for your consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466500
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.43%	Starting borrower rate/APR:	8.43% / 8.77%	Starting monthly payment:	$157.68

Auction yield range:	2.93% - 7.43%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	8 / 8	Length of status:	0y 4m
Credit score:	800-819 (Jul-2010)	Total credit lines:	29	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$11,716	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thoughtful-dollar9	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Convention / Inventory
Purpose of loan:
We acquired a Christian bookstore, specializing in LDS merchandise in the Kansas city area.?

This loan will be used to attend a convention of distributors in order to grow the book store and expand inventory.? We were able to acquire the bookstore a very low cost and have been able to grow the inventory and sales.? We are looking to grow more and provide a larger inventory to our customers.

We are currently using our on funds and need to grow the inventory to increase the sales.? We are on good terms with our vendors and have credit / contracts with the major distributors already.

This book store has been open for over 12 years and has an established presence in the community and on the web.

We are the only book store within 15 miles, the only Christian book store within 30 miles and the only LDS bookstore within 200 miles.??

We have a strong market for our merchandise and support an online store as well.

We are really looking to expand our inventory and grow.? We are operating with a good plan and operate in the black every month.?

We are increasing our sells monthly and we truly provide superior customer service and this is one of our key values.?? We

My financial situation:

The business provides a profit every month and with increased inventory it will continue to grow and serve more members of the community.

My credit rating is very strong, I no derogatory reports in 6 years.? We plan to repay timely and early.? This is a new resource we are trying to use.

We are valued members of our community and are very engaged and committed to the community and our values.

We are funding on our own, but we want to use this to increase our inventory and grow our sells.

We have a good credit rating and pay timely.? We are looking to move to the next level in our business.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466506
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.30%	Starting borrower rate/APR:	9.30% / 9.64%	Starting monthly payment:	$319.40

Auction yield range:	2.93% - 8.30%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1977	Debt/Income ratio:	9%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	5y 6m
Credit score:	800-819 (Jul-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dedication-hercules	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	800-819 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	740-759 (Nov-2009)
Principal balance:	$12,579.37	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Working Capital for Large Orders
Purpose of loan:
I own a luxury landscape design company that also sells our own brand of premium, modern plant containers.? I would like to borrow $12,000 to be used as working capital when excepting new,?larger orders coming in from the Hyatt and other commercial projects.? These companies require NET 30 terms so we need to make sure that there is enough money in our accounts to handle the 30 day payment delay on these orders.? This money will be easily repaid with?the profits associated with these orders.

My financial situation:
I am a good candidate for this loan because I have already used Prosper several months ago to borrow money to fund an exciting collaborative venture and start selling our products overseas.? Since then,?I have been making all payments on time and?the business is?doing better than ever thanks to the marketing collateral and sales binders we invested that money into.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.20%	Starting borrower rate/APR:	9.20% / 12.75%	Starting monthly payment:	$31.89

Auction yield range:	3.93% - 8.20%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1998	Debt/Income ratio:	45%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	4y 11m
Credit score:	700-719 (Jul-2010)	Total credit lines:	11	Occupation:	Laborer
Now delinquent:	0	Revolving credit balance:	$11,572	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	champ95	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards and bills
Purpose of loan:
This loan will be used to pay off a number of credit cards that all have low balances so i can have one payment instead of many.

My financial situation:
I am a good candidate for this loan because I will pay it.? I have always made all of my credit card payments and bill payments. ? I don't owe anything that I don't pay.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.25%	Starting borrower rate/APR:	27.25% / 29.59%	Starting monthly payment:	$204.80

Auction yield range:	10.93% - 26.25%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2002	Debt/Income ratio:	19%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	3y 0m
Credit score:	660-679 (Jul-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$8,302	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	80%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wise-punctual-nickel	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off credit card bills and get out of debt.

My financial situation:
I am a good candidate for this loan because I want to get serious about being debt free and cleaning up my financial situation.

Monthly net income: $ 1,800

Monthly expenses: $
??Housing: $ 500
??Insurance: $?
??Car expenses: $110 (gas + car insurance)
??Utilities: $ 70
??Phone, cable, internet: $?60
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $?200 (total minimum payments)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.01%	Starting borrower rate/APR:	20.01% / 22.25%	Starting monthly payment:	$130.09

Auction yield range:	7.93% - 19.01%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1998	Debt/Income ratio:	47%
Basic (1-10):	9	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 13	Length of status:	3y 11m
Credit score:	660-679 (Jul-2010)	Total credit lines:	27	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$26,152	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mighty-investment994	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Surviving summer on teacher salary
Purpose of loan:
This loan will help me survive financially this summer until my full pay starts back up in September.? Two of?the four summer courses I teach were cancelled, leaving me in a bind for income over?the next few weeks.? I basically want this loan to help pay bills until I get back on my regular pay schedule.

My financial situation:
Normally, I have no problems paying my bills on time and all at once every month. Due to unexpected circumstances, a few classes were cancelled, which cut my income in half.? I was also not given my other regular summer teaching contract due to the bad economy.? Any help would be appreciated!

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466542
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	13.93% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1994	Debt/Income ratio:	26%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	16 / 15	Length of status:	10y 1m
Credit score:	680-699 (Jul-2010)	Total credit lines:	35	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$85,041	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	new-diverse-bonus	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Backyard up-grade for Kids!
Purpose of loan:
This loan will be used to? build a concrete retaining wall to replace 20 year old railroad ties which are snake infested. I want my little boys to have a safe place to play.

My financial situation:
I am a good candidate for this loan because I have never, ever missed a credit card bill payment or any other loan payment, nor have I been late. I will also receive a 124K annual bonus in March 2011.

Monthly net income: $ 16,000

Monthly expenses: $
??Housing: $ 1800
??Insurance: $?300
??Car expenses: $?800
??Utilities: $?600
??Phone, cable, internet: $?125
??Food, entertainment: $ 800
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 2000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466548
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	48%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 7	Length of status:	2y 4m
Credit score:	660-679 (Jul-2010)	Total credit lines:	51	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,371	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	worlds-best-affluence5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Private Loan
Purpose of loan:
This loan will be used to help pay off private loan used to minor repairs on my home.
My financial situation:
I am a good candidate for this loan because I pay my bills on time.?

Monthly net income: $ 4100

Monthly expenses: $ 1917
??Housing: $1200
??Insurance: $
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 317
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	16.93% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2000	Debt/Income ratio:	5%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	13y 2m
Credit score:	700-719 (Jul-2010)	Total credit lines:	5	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$61	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	20%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	startacus1	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off car and credit card
Purpose of loan:
This loan will be used to pay off my truck in which I have never ever missed a payment. I would also like to pay off a personal loan and a credit card with a small balance.?I am an IT Consultant. I have worked for this company?over 13?years now. I cover an area of my state that?no one?else covers. I always do auto pay when possible as it is the way the loan is set up.

My financial situation:
I am a good candidate for this loan because I've never been late on any payments. My credit history is spotless. I pay all of my bills on time and it can be directly taken out of my checking account.

Monthly net income: $ 6000.00

Monthly expenses: $
??Housing: $ 1100.00
??Insurance: $ 95.00
??Car expenses: $ 450.00
??Utilities: $?320.00
??Phone, cable, internet: $ 155.00?
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 25.00?
??Credit cards and other loans: $?500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 466566
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,750.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.25%	Starting borrower rate/APR:	26.25% / 28.57%	Starting monthly payment:	$70.74

Auction yield range:	10.93% - 25.25%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	17%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	2y 10m
Credit score:	660-679 (Jul-2010)	Total credit lines:	27	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$5,412	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	12
Screen name:	market-captain5	Borrower's state:	Indiana	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Auto engine replacement
Purpose of loan:
This loan will be used to?replace the engine in my automobile. It is a 2004 Honda Accord.

My financial situation:
This loan is to repair the only vehicle I have. Since the payment will be under $100 I will have no problem making the payment. If you read my profile you will learn more about me so please do read it. I REALLY need to get this project funded ASAP. I will not let you down.

Monthly net income: $ 2700

Monthly expenses: $
??Housing: $850
??Insurance: $98
??Car expenses: $50
??Utilities: $150
??Phone, cable, internet: $200
??Food, entertainment: $150
??Clothing, household expenses $50
??Credit cards and other loans: $500
??Other expenses: $
Information in the Description is not verified.